CREDIT AGREEMENT

                                      among

                              MEDIA GENERAL, INC.,
                                 as the Borrower


                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO


                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                           as the Documentation Agent

                           THE TORONTO-DOMINION BANK,
                            as the Syndication Agent

                                       and

                           NATIONSBANK OF TEXAS, N.A.,
                          as the Administrative Agent,


                          Dated as of December 4, 1996

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS......................................................1

      1.1      Defined Terms.................................................1
      1.2      Other Definitional Provisions................................23

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS AND LOANS.......................23

      2.1      Committed Loans..............................................23
      2.2      Notes for Committed Loans....................................24
      2.3      Procedure for Borrowing of Committed Loans...................24
      2.4      Swing Line Commitments.......................................25
      2.5      Repayment of Loans...........................................27
      2.6      Competitive Loans............................................27

SECTION 3.  LETTERS OF CREDIT...............................................30

      3.1      Letter of Credit Commitment..................................30
      3.2      Procedure for Issuance of Letters of Credit..................31
      3.3      Fees, Commissions and Other Charges..........................31
      3.4      L/C Participations...........................................32
      3.5      Reimbursement Obligation of the Borrower.....................33
      3.6      Obligations Absolute.........................................33
      3.7      Letter of Credit Payments....................................34
      3.8      Application..................................................34

SECTION 4.  GENERAL PROVISIONS APPLICABLE TO
            LOANS AND LETTERS OF CREDIT.....................................34

      4.1      Interest Rates and Payment Dates.............................34
      4.2      Optional and Mandatory Commitment Reductions and Prepayments.35
      4.3      Commitment Fees, etc.........................................37
      4.4      Computation of Interest and Fees.............................38
      4.5      Conversion and Continuation Options..........................38
      4.6      Minimum Amounts of Tranches..................................39
      4.7      Inability to Determine Interest Rate.........................39
      4.8      Pro Rata Treatment and Payments..............................39
      4.9      Requirements of Law..........................................40
      4.10     Taxes........................................................41
      4.11     Indemnity....................................................43
      4.12     Change of Lending Office.....................................44
      4.13     Replacement of Lenders under Certain Circumstances...........44
      4.14     Illegality...................................................45

SECTION 5.  REPRESENTATIONS AND WARRANTIES..................................45

      5.1      Financial Condition..........................................45
      5.2      No Change....................................................47
      5.3      Existence; Compliance with Law...............................47
      5.4      Power; Authorization; Enforceable Obligations................47
      5.5      No Legal Bar.................................................48
      5.6      No Material Litigation.......................................48
      5.7      No Default...................................................49
      5.8      Ownership of Property; Intellectual Property.................49
      5.9      No Burdensome Restrictions...................................49
      5.10     Taxes........................................................49
      5.11     Federal Regulations..........................................50
      5.12     ERISA........................................................50
      5.13     Investment Company Act; Other Regulations....................50
      5.14     Capital Stock and Subsidiaries...............................50
      5.15     Insurance....................................................51
      5.16     Authorizations...............................................52
      5.17     Environmental Matters........................................52
      5.18     Accuracy of Projections......................................53
      5.19     Solvency.....................................................54
      5.20     Indebtedness.................................................54
      5.21     Labor Matters................................................54
      5.22     Full Disclosure..............................................54

SECTION 6.  CONDITIONS PRECEDENT............................................54

      6.1      Conditions to Initial Extensions of Credit...................54
      6.2      Conditions to Extensions of Credit Relating to the Merger or
               the Redemption, Defeasance or Retirement of the Park Debt....56
      6.3      Conditions to Each Extension of Credit.......................58

SECTION 7.  AFFIRMATIVE COVENANTS...........................................59

      7.1      Financial Statements.........................................59
      7.2      Certificates; Other Information..............................60
      7.3      Payment of Obligations.......................................60
      7.4      Conduct of Business and Maintenance of Existence, etc. ......61
      7.5      Maintenance of Property; Insurance...........................61
      7.6      Inspection of Property; Books and Records; Discussions.......61
      7.7      Notices......................................................61
      7.8      Environmental Laws...........................................62
      7.10     Subsidiary Guaranty..........................................62
      7.11     Hedging Requirements.........................................63

SECTION 8.  NEGATIVE COVENANTS..............................................63

      8.1      Financial Condition Covenants................................63
      8.2      Limitation on Indebtedness...................................64
      8.3      Limitation on Liens..........................................65
      8.4      Limitation on Fundamental Changes............................66
      8.5      Limitation on Sale of Assets.................................67
      8.6      Limitation on Restricted Payments; Other Payment Limitations.67
      8.7      Limitation on Acquisitions...................................68
      8.8      Investments, Loans, Etc......................................68
      8.9      Limitation on Transactions with Affiliates...................69
      8.10     Limitation on Restrictions on Subsidiary Distributions.......69
      8.11     Limitation on Lines of Business..............................70
      8.12     Limitation on Issuance of Capital Stock......................70
      8.13     No Modification of Park Warrants.............................70

SECTION 9.  EVENTS OF DEFAULT...............................................70

SECTION 10.  THE ADMINISTRATIVE AGENT.......................................74

      10.1     Appointment..................................................74
      10.2     Delegation of Duties.........................................74
      10.3     Exculpatory Provisions.......................................74
      10.4     Reliance by the Administrative Agent.........................74
      10.5     Notice of Default............................................75
      10.6     Non-Reliance on the Administrative Agent and
               the Other Lenders............................................75
      10.7     Indemnification..............................................76
      10.8     The Administrative Agent in Its Individual Capacity..........76
      10.9     Successor Administrative Agent...............................76
      10.10    Other Agents.................................................78

SECTION 11.  MISCELLANEOUS..................................................78

      11.1     Amendments and Waivers.......................................78
      11.2     Notices......................................................79
      11.3     No Waiver; Cumulative Remedies...............................79
      11.4     Survival of Representations and Warranties...................79
      11.5     Payment of Expenses and Taxes................................80
      11.6     Successors and Assigns; Participations and Assignments.......80
      11.7     Adjustments; Set-off.........................................83
      11.8     Counterparts; When Effective.................................84
      11.9     Severability.................................................84
      11.10    Integration..................................................84
      11.11    GOVERNING LAW................................................85
      11.12    SUBMISSION TO JURISDICTION; WAIVERS..........................85
      11.13    Acknowledgements.............................................86
      11.14    WAIVERS OF JURY TRIAL........................................86
      11.15    Confidentiality..............................................86
      11.16    CONSEQUENTIAL DAMAGES........................................86

SCHEDULES

Schedule 1.1     Commitments and Addresses of the Lenders
Schedule 5.1     Financial Disclosure
Schedule 5.14    Subsidiaries
Schedule 8.2(e)  Existing Indebtedness
Schedule 8.3(c)  Existing Liens
Schedule 8.8(b)  Existing Investments


EXHIBITS

A     Form of Assignment and Acceptance
B-1   Form of Competitive Bid
B-2   Form of Competitive Bid Acceptance
B-3   Form of Competitive Bid Rejection
B-4   Form of Competitive Bid Request
B-5   Form of Competitive Loan Confirmation
B-6   Form of Invitation to Bid
C     Form of Compliance Certificate
D     Form of Guaranty
E     Form of Swing Line Loan Participation Certificate
F-1   Form of Committed Loan Note
F-2   Form of Swing Line Note
F-3   Form of Competitive Loan Note
G-1   Form of Notice of Borrowing
G-2   Form of Notice of Conversion/Continuation
H-1   Form of Closing Certificate (Initial Extension of Credit)
H-2   Form of Closing Certificate ([Merger] [Park Debt Redemption])
I     Form of Legal Opinion of the General Counsel of the Borrower
J     Form of Alternative Note

               THIS CREDIT AGREEMENT is entered into as of December 4, 1996, among MEDIA GENERAL, INC., a Virginia corporation (the "Borrower"), the several lenders from time to time parties hereto (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as the Administrative Agent for the Lenders hereunder, THE
TORONTO-DOMINION BANK, as the Syndication Agent (in such capacity, the "Syndication Agent") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as the Documentation Agent (in such capacity, the "Documentation Agent").


                             W I T N E S S E T H:

               WHEREAS,  the Borrower has  requested  the Lenders to furnish the extensions  of credit  provided for herein,  which shall be used by the Borrower
(a) to refinance the existing debt of the Borrower evidenced by the Existing Credit Agreement, (b) to finance current and future acquisitions, including the acquisition by the Borrower (the "Park Acquisition") of Park Acquisition, Inc. ("Park") pursuant to the Merger Agreement, (c) to, subject to the consummation of the Park Acquisition, redeem, defease and/or retire up to $476,000,000 of certain indebtedness of Park Communications, Inc. ("PCI"), Park Broadcasting, Inc. ("PBI") and Park Newspapers, Inc. ("PNI"), which indebtedness is evidenced by the Park Debt Documents and to pay any and all interest (including paid-in-kind notes), fees, penalties and premiums associated with such redemption, defeasance or retirement of the Park Debt, (d) for capital expenditures of the Borrower and the Guarantor Subsidiaries and (e) for general corporate purposes;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

            "ABR Loans": Loans which bear or are to bear interest at a rate based upon the ABR.

            "Acquisition Liens": as defined in Section 8.3(f).

            "Administrative Agent": NationsBank, in its capacity as agent for the Lenders under this Agreement and the other Loan Documents, and its successors and permitted assigns in such capacity.

            "Advance": an amount loaned to the Borrower by any Lender pursuant to this Agreement.

            "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if such Person (acting alone or with a group of Persons acting in concert) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

            "Aggregate Available Commitment": the Total Commitment, minus the Aggregate Outstanding Extensions of Credit of all Lenders.

            "Aggregate  Outstanding  Extensions of Credit":  as to any Lender at
      any time, an amount equal to the sum of (a) the aggregate principal amount of all Committed Loans made by such Lender then outstanding, (b) such Lender's Specified Percentage of the L/C Obligations then outstanding, (c) the aggregate principal amount of all Competitive Loans made by such Lender then outstanding and (d) such Lender's Specified Percentage, if any, of the aggregate principal amount of Swing Line Loans then outstanding.

            "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

            "Alternative Note": as defined in Section 11.6(d).

            "Alternative Noteholder":  as defined in Section 11.6(e).

            "Applicable Margin": at the time of any determination thereof, for purposes of all Loans (other than Competitive Loans), the margin of interest over the ABR or the Eurodollar Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable Margin shall be subject to adjustment (upwards or downwards, as appropriate) based on the Leverage Ratio, as follows:

      -------------------------------------------------------------------------

                                   Applicable Margin   Applicable Margin for
           Leverage Ratio            for ABR Loans        Eurodollar Loans
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to          0.000%                 0.750%
      5.00 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to
      4.50 to 1.00 but less             0.000%                 0.625%
      than 5.00 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to
      4.00 to 1.00 but less             0.000%                 0.500%
      than 4.50 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to          0.000%                 0.450%
      3.50 to 1.00 but less
      than 4.00 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to
      3.00 to 1.00 but less             0.000%                 0.375%
      than 3.50 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to
      2.50 to 1.00 but less             0.000%                 0.300%
      than 3.00 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Greater than or equal to
      2.00 to 1.00 but less             0.000%                 0.250%
      than 2.50 to 1.00
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      Less than 2.00                    0.000%                 0.225%
      -------------------------------------------------------------------------


      For the purposes of this definition, the Applicable Margin shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Sections 7.1(a) and (b), respectively, and the Compliance Certificate delivered pursuant to Section 7.2(b); changes in the Applicable Margin shall become effective on the date which is the earlier of (i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and
      (ii) the last date on which such financial statements and corresponding Compliance Certificate should have been delivered pursuant to Sections 7.1(a) and (b) and Section 7.2(b), and shall remain in effect until the next change to be effected pursuant to this definition; provided, that (A) until the first such financial statements and Compliance Certificate are delivered after the date hereof, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the Closing Certificate delivered to the Administrative Agent pursuant to Section 6.1(b) and (B) if any financial statements or the Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered to, but not including, the date on which such financial statements and Compliance Certificate are delivered, the Applicable Margin as at the end of the fiscal period that would have been covered thereby shall be deemed to be the Applicable Margin which would be applicable when the Leverage Ratio is greater than 5.00 to 1.00.

            "Application": an application, in form and substance consistent with this Agreement and mutually satisfactory to the Borrower and the Issuing Lender, requesting the Issuing Lender to open a Letter of Credit.

            "Arranging Agents": the Administrative Agent, the Syndication Agent and the Documentation Agent.

            "Assignee":  as defined in Section 11.6(c).

            "Assignment   and   Acceptance":   an  Assignment  and  Acceptance
      substantially in the form of Exhibit A.

            "Authorizations": all filings, recordings and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, Licenses, certificates and permits from, the FCC, applicable public utilities and other Governmental Authorities.

            "Automatic Dividend Reinvestment and Stock Purchase Plan": as defined in the definition of Net Proceeds of Capital Stock.

            "Available Commitment": at any time, as to any Lender, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment at such time, minus (b) the sum of (i) the aggregate principal amount of all Committed Loans made by such Lender then outstanding, (ii) such Lender's Specified Percentage of the L/C Obligations then outstanding and
      (iii) such Lender's Specified Percentage, if any, of the aggregate principal amount of Swing Line Loans then outstanding.

            "Bid Rate":  as defined in Section 2.6(b).

            "Board": the Board of Governors of the Federal Reserve System or any successor.

            "Borrower":  as defined in the preamble hereto.

            "Borrower Senior Note Agreement": the Senior Fixed Rate Notes Master Shelf Agreement dated as of December 20, 1991 among the Borrower, The Prudential Insurance Company of America and Prudential Asset Sales & Syndications, Inc., as amended by the letter amendment dated as of March 3, 1992, the Amendment dated as of October 20, 1995 and the Amendment of 1991 Master Shelf Agreement dated as of December 4, 1996.

            "Borrower Senior Note Debt": the Indebtedness of the Borrower outstanding as of the date hereof and evidenced by the Borrower Senior Note Documents.

            "Borrower Senior Note Documents": the Borrower Senior Notes and the Borrower Senior Note Agreement, together with all related instruments, agreements and other documents executed and delivered in connection therewith, each as in effect on the date hereof.

            "Borrower Senior Notes": the $65,000,000 aggregate principal amount of 8.62% Series 1992A Senior Notes due March 1, 2002, issued March 3, 1992 by the Borrower pursuant to the Borrower Senior Note Agreement.

            "Borrowing   Date":   any  Business  Day  specified  in  a  notice
      pursuant to Sections 2.3, 2.4 or 2.6, as a date on which the Borrower requests the Lenders to make Loans hereunder.

            "Business":  as defined in Section 5.17(b).

            "Business Day": a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Dallas, Texas are authorized or required by law to close and, with respect to Eurodollar Loans, a day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Capital   Expenditures":   expenditures   for  the   purchase  or
      construction of fixed assets, plant and equipment which are capitalized in accordance with GAAP.

            "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

            "Capital Stock": (a) any share, membership, partnership or other percentage interest, unit of participation or other equivalent (however designated) of an equity security or other equity interest in a Person and
      (b) any debt security or other evidence of Indebtedness which is convertible into or exchangeable for, or any option, warrant or other right to acquire, any Capital Stock of any type referred to in clause (a) of this definition.

            "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued and fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 by Standard and Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") maturing not in excess of six months from the date of acquisition, or (e) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses
      (a) through (d) of this definition.

            "Change of Control": shall be deemed to have occurred at such time as any of the following occur: (i) any person or two or more persons (other than D. Tennant Bryan, J. Stewart Bryan, III and their respective estates, lineal descendants, adoptive children, heirs, executors, personal representatives, administrators and trusts for any of their benefit or the benefit of their respective spouses, estates, lineal descendants, adoptive children or heirs) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of
      1934) of (A) 60% or more of the outstanding shares of the Class A voting stock of the Borrower, or (B) 34% or more of the outstanding shares of the Class B voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B).

            "Closing Certificate": as defined in Section 6.1(b).

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Commission": the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934.

            "Commitment": as to any Lender, its obligation, if any, to make Advances to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrower in an aggregate principal amount not to exceed at any one time outstanding the amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Commitment" or, in the case of any Lender that is an Assignee, the amount of the assigning Lender's Commitment assigned to such Assignee pursuant to Section 11.6(c) and set forth in the applicable Assignment and Acceptance (in each case, as the same may be increased, reduced or otherwise adjusted from time to time as provided herein).

            "Committed  Loan":  any Advance made by any Lender under  Section
      2.1 and pursuant to such Lender's Commitment and "Committed Loans" shall mean all of such Loans.

            "Committed Loan Note":  as defined in Section 2.2.

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or
      (c) of the Code.

            "Company Material Adverse Effect": as defined in Section 6.2(e).

            "Competitive Bid": an offer by a Lender in the form of Exhibit B-1 to make a Competitive Loan.

            "Competitive Bid Acceptance": a notification in the form of Exhibit B-2 made by the Borrower pursuant to Section 2.6(c) to accept a Competitive Bid

            "Competitive Bid Rejection": a notification in the form of Exhibit B-3 made by the Borrower pursuant to Section 2.6(c) to reject a Competitive Bid.

            "Competitive Bid Request": a request by the Borrower in the form of Exhibit B-4 for Competitive Bids.

            "Competitive Interest Period": for each Competitive Loan, the period
      (a) commencing on the date such Competitive Loan is made and (b) ending on the date requested by the Borrower in the Competitive Bid Request for such Competitive Loan, which period shall be not less than seven days or more than 180 days; provided that (i) Competitive Interest Periods commencing on the same date for Competitive Loans comprising part of the same borrowing shall not have more than three different durations; and (ii) whenever the last day of any Competitive Interest Period would otherwise occur on a day other than a Business Day, the last day of such Competitive Interest Period shall be extended to occur on the next succeeding Business Day, provided further that if such extension would cause the last day of such Competitive Interest Period to occur on or after the Termination Date of any Lender making a Competitive Loan to which such Competitive Interest Period relates, such Competitive Interest Period for such Competitive Loan shall end on the next preceding Business Day.

            "Competitive Loan": a Loan made by a Lender to the Borrower pursuant to Section 2.6.

            "Competitive Loan Confirmation": a confirmation by the Administrative Agent to a Lender of the acceptance by the Borrower of any Competitive Bid (or Portion thereof) made by that Lender, in substantially the form of Exhibit B-5.

            "Competitive Loan Period": any period of time during which the Leverage Ratio is less than 4.00 to 1.00, both before giving any Competitive Bid Request and after giving effect to any Competitive Loan.

            "Compliance Certificate": a certificate of a Responsible Officer of the Borrower, substantially in the form of Exhibit C.

            "Consolidated Net Worth": at any time, stockholders' equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consoldiated Subsidiaries, prepared in accordance with GAAP, of

                        (A) Any amount at which  shares of Capital  Stock of the
            Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries; and

                        (B) Deferred expenses;  provided,  however, for purposes
            of this subsection (B) deferred expenses shall not include such expenses which are deferred in the ordinary course of business of the Borrower and consistent with practices existing on the Effective Date.

            "Consolidated Subsidiary": at any date, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

            "Contingent Warrant Cancellation Event": an event which, pursuant to the terms of the Park Warrant Agreement, terminates the rights of the holders of the Park Warrants to receive any Contingent Warrants.

            "Contingent Warrants": warrants exercisable for 3.0% of the common stock of PCI on a fully diluted basis as of the date of such issuance after giving effect to the issuance of such Contingent Warrant in the event that PCI does not effect a Contingent Warrant Cancellation Event on or prior to December 31, 1997.

            "Contractual Obligation": as to any Person, any provision of any Capital Stock issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "Default": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Depreciation": for any period, the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

            "Disposition":  as defined in Section 8.5.

            "Documentation Agent":  as defined in the preamble hereto.

            "Dollars" and "$": dollars in lawful currency of the United States of America.

            "EBITDA": as of the end of each fiscal quarter for the fiscal quarter then ending and the immediately preceding three fiscal quarters, as applied to the Borrower and its Consolidated Subsidiaries without duplication, the sum of the amounts for such period of (i) Net Income,
      (ii) Depreciation, (iii) amortization expense, (iv) non operating non-cash charges, less any non operating non-cash gains, (v) all interest expense reported for such period on Indebtedness, (vi) all film amortization cash charges, less any cash film payments and (vii) all federal and state taxes reported for such period, all as determined and computed in accordance with GAAP; and determined as if any Consolidated Subsidiary that has become or ceased to be a Consolidated Subsidiary during the fiscal quarter then ending or the immediately preceding three fiscal quarters, was (or, in the case of a Consolidated Subsidiary that has ceased to be a Consolidated Subsidiary, was not) a Consolidated Subsidiary at all times during such period.

            "Effective Date": as defined in Section 11.8.

            "Employee Stock Option Plan": as defined in the definition of Net Proceeds of Capital Stock.

            "Environmental Laws": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Requirements.

            "Eurodollar Base Rate": with respect to any Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Eurodollar Loan offered for a term comparable to such Interest Period, which rates appear on the Telerate Screen Page 3750 as of 11:00 a.m., London time, two (2) Business Days preceding the first day of the relevant Interest Period; provided that if no such offered rate appears on such page, the Eurodollar Base Rate for such Interest Period will be the arithmetic average (rounded, if necessary, to the next higher 1/100th of 1%) of the rates per annum at which deposits in Dollars in immediately available funds are offered to each of two (2) major United States banks, reasonably selected by the Administrative Agent, at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period, by prime banks in the London interbank eurodollar market for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurodollar Loan.

            "Eurodollar Loans": Loans which bear or are to bear interest based upon the Eurodollar Rate.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
              -----------------------------------------------
               1.00 - Eurocurrency Reserve Requirements

            "Event of Default": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Excess Cash Flow": at any time, EBITDA, less, (i) principal on all Indebtedness, (ii) interest on all Indebtedness, (iii) Capital Expenditures and (iv) current federal and state taxes due and payable, each as of the end of each fiscal quarter then ending and the immediately preceding three fiscal quarters, less, $5,000,000.

            "Existing Credit Agreement": the $320,000,000 Credit Agreement dated as of October 26, 1995 among the Borrower, the banks listed therein and Wachovia Bank of Georgia, N.A., as the administrative agent, Crestar Bank, as co-agent and as a bank, NationsBank of Texas, N.A., as co-agent and as a bank and Toronto Dominion (New York), Inc., as co-agent and a bank, as amended through the date hereof.

            "Facility": the Commitments and the extensions of credit made hereunder.

            "FCC": the Federal Communications Commission and any successor thereto.

            "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

            "Fee Letters": the NationsBank Fee Letter, the Toronto-Dominion Fee Letter and the First Union Fee Letter.

            "First Union Fee Letter": the letter agreement, dated September 30, 1996 from First Union National Bank of North Carolina to the Borrower.

            "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

            "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.


           "Guarantee   Obligation":   as  to  any  Person  (the  "guaranteeing
      person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in any case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations whatsoever (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable principal amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum principal amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum principal amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be the principal amount of such guaranteeing person's reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. For the purposes of
      Section 8.2, Guarantee Obligations by the Borrower or any of its Subsidiaries in respect of Indebtedness of the Borrower or any of its Subsidiaries shall be calculated without duplication of any other Indebtedness. It is understood that obligations of the Borrower pursuant to guaranties or indemnities of obligations of a Guarantor Subsidiary which (a) are granted in the ordinary course of business or in connection with asset Dispositions and (b) do not cover Indebtedness of the types described in clauses (a) through (d) of the definition thereof shall not constitute "Guarantee Obligations" for purposes of this Agreement.

            "Guarantor   Subsidiary":   each  Subsidiary  which  executes  and
      delivers to the Administrative Agent the Guaranty or a Supplement to Guaranty Agreement.

            "Guaranty": the Guaranty Agreement in the form of Exhibit D to be executed and delivered by each of the Subsidiaries and all Supplements to Guaranty Agreement executed and delivered by a Subsidiary, as the same may be amended, supplemented or otherwise modified from time to time.

            "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or which is evidenced by a note, bond, debenture or similar instrument ("Indebtedness for Borrowed Money"), (b) all indebtedness of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (c) all Capital Lease Obligations of such Person, (d) all obligations of such Person in respect of acceptances or letters of credit or similar instruments issued or created for the account of such Person,
      (e) all Guarantee Obligations of such Person, (f) all obligations of such Person in respect of Interest Rate Hedge Agreements, (g) all Redeemable Preferred Stock of such Person and (h) all liabilities of the type described in clauses (a) through (e) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof; provided that the amount of any nonrecourse Indebtedness of such Person shall be not more than an amount equal to the fair market value of the property subject to such Lien, as determined by the Borrower in good faith. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

            "Information": written information, including, without limitation, certificates, reports, statements (other than financial statements, budgets, projections and similar financial data) and documents.

            "Insolvency":   with  respect  to  any  Multiemployer   Plan,  the
      condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent":  pertaining to a condition of Insolvency.

            "Interest Coverage Ratio": as of the last day of the most recently ended fiscal quarter, the ratio of (i) EBITDA to (ii) Interest Expense.

            "Interest Expense": as of the end of each fiscal quarter for the fiscal quarter then ending and the immediately preceding three fiscal quarters the aggregate of all letter of credit fees, commitment fees and interest accrued or paid by the Borrower or any of its Consolidated
      Subsidiaries, during such period in respect of Total Debt, all as determined on a consolidated basis in accordance with GAAP.

            "Interest Payment Date": (a) as to any ABR Loan, (i) the last Business Day of each March, June, September and December prior to the Termination Date and (ii) the Termination Date, (b) as to any Eurodollar Loan or Competitive Loan (i) having an Interest Period of three months or less, the last day of such Interest Period or (ii) having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, and in all cases, on the Termination Date.

            "Interest Period": with respect to (a) any Competitive Loan, the Competitive Interest Period and (b) any Eurodollar Loan (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower in its Notice of Conversion/Continuation given with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods for Eurodollar Loans are subject to the following (x) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day, (y) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date, and
      (z) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

            "Interest Rate Hedge Agreement": any interest rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any Subsidiary is a party or a beneficiary.

            "Investments":  as defined in Section 8.8.

            "Invitation to Bid": an invitation by the Administrative Agent to a Lender in the form of Exhibit B-6 to make a Competitive Bid.

            "Issuing Lender": NationsBank or, in the event the Borrower requires a higher rated bank, a Lender selected by the Borrower which has such higher rating, provided that, in the event that NationsBank shall be replaced as the Administrative Agent pursuant to Section 10.9, (i) no Letter of Credit shall be issued by NationsBank on or after the date of such replacement and (ii) the replacement Administrative Agent, together with any Lender which is a higher rated bank as aforesaid, shall be the Issuing Lender from and after the date of such replacement.

            "L/C Fee Payment Date": the last Business Day of each March, June, September and December.

            "L/C  Obligations":  at any time,  an  amount  equal to the sum of
      (a) the aggregate of the then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of all unpaid Reimbursement Obligations.

            "Lenders":  as defined in the preamble hereto.

            "Letters of Credit":  as defined in Section 3.1(a).

            "Leverage Ratio": as of the last day of the most recently ended fiscal quarter, the ratio of (i) Total Debt as of such day to (ii) EBITDA.

            "License": as to any Person, any license, permit, certificate of need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Governmental Authority or other Person necessary or appropriate for such Person to own, maintain, or operate its business or property, including FCC Licenses.

            "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

            "Loan":   any  Advance  made  by  any  Lender   pursuant  to  this
      Agreement.

            "Loan  Documents":   this  Agreement,   the   Applications,   each
      Guaranty and any Interest Rate Hedge Agreements with any of the Lenders.

            "Loan Parties": the collective reference to the Borrower and each Guarantor Subsidiary.

            "Majority Lenders": as of any date, (a) at any time Lenders are committed to lend hereunder, Lenders having Commitments equal to 51% or more of the Total Commitment or (b) at any time after the Commitments shall have expired or terminated, (i) at any time that Committed Loans or L/C Obligations are outstanding, the Lenders with outstanding Committed Loans and participations in L/C Obligations having an unpaid principal balance and face amount, respectively, equal to or more than 51% of all Committed Loans and L/C Obligations outstanding, excluding from such calculation the Lenders which have failed or refused to fund a Committed Loan or their respective portion of an unpaid Reimbursement Obligation and
      (ii) at any time that no Committed Loans or L/C Obligations are outstanding, Lenders with outstanding Competitive Loans equal to 51% or more of all Competitive Loans.

            "Managing   Agents":   The   Bank   of   Nova   Scotia,   Bank  of
      Tokyo-Mitsubishi Trust Company, Crestar Bank, Morgan Guaranty Trust Company of New York, The Long-Term Credit Bank of Japan, Ltd., SunTrust Bank and Wachovia Bank.

            "Material Adverse Effect": a material adverse effect on (a) the business, assets, operations or condition (financial or otherwise) of the Borrower or of the Borrower and of the Consolidated Subsidiaries, taken as a whole, (b) the ability of the Borrower or the Borrower and the other Loan Parties, taken as a whole, to perform its or their obligations under the Loan Documents or (c) the rights or remedies of the Administrative Agent or the Lenders under this Agreement or any of the other Loan Documents.

            "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

            "Maximum Offer":  as defined in Section 2.6(b).

            "Maximum Request":  as defined in Section 2.6(a).

            "Merger": the merger of MG Acquisitions, Inc. into Park pursuant to the Merger Agreement, with Park as the surviving corporation.

            "Merger Agreement": the Agreement and Plan of Merger, dated as of July 19, 1996, by and among the Borrower, MG Acquisitions, Inc. and Park Acquisitions, Inc., as in effect on the date hereof.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "NationsBank":  NationsBank of Texas, N.A.

            "NationsBank Fee Letter": the letter agreement, dated September 19, 1996 from NationsBank to the Borrower.

            "Net Income": as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes (but before extraordinary items and to the extent that the fees, penalties and premiums incurred in connection with the redemption of the Park Debt are not considered extraordinary items, then before any charges associated with the payment of such fees, penalties and premiums not to exceed $50,000,000), for such period, as determined in accordance with GAAP.

            "Net Proceeds of Capital Stock": any and all cash proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock (including, without limitation, the conversion of any Indebtedness into Capital Stock), after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock; provided, however, the term "Net Proceeds of Capital Stock" shall not include the proceeds received by the Borrower from the issuance by the Borrower of Capital Stock: (A) under the Borrower's qualified or non-qualified stock option plans as such stock option plans are in effect on the date of this Agreement, as may be amended, modified or approved by the stockholders of the Borrower; provided that no such amendment, modification or approval shall result in a material increase in the proceeds received by the Borrower (the "Employee's Stock Option Plans"); or (B) to Class A Shareholders of the Borrower who reinvest their dividends in Capital Stock of the Borrower pursuant to the Borrower's Automatic Dividend Reinvestment and Stock Purchase Plan, as such plan is in effect on the date of this Agreement, as may be amended, modified or approved by the Stockholders of the Borrower; provided that no such amendment, modification or approval shall result in a material increase in the proceeds received by the Borrower (the "Automatic Dividend Reinvestment and Stock Purchase Plan").

            "1995 Master Shelf Agreement": the Master Shelf Agreement dated as of February 28, 1995 between the Borrower and The Prudential Insurance Company of America, as amended by the Amendment of 1995 Master Shelf Agreement dated as of December 4, 1996.

            "Non-Excluded Taxes":  as defined in Section 4.10(a).

            "Non-U.S. Lender":  as defined in Section 4.10(b).

            "Notice of Borrowing": (a) with respect to Loans, other than Competitive Loans, as defined in Section 2.3 and (b) a Competitive Bid Request and the related Competitive Bid Acceptance, in the case of any Competitive Loan.

            "Notice of Conversion/Continuation": as defined in Section 4.5.

            "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and Reimbursement Obligations and all other obligations and liabilities of any Loan Party to the Administrative Agent or to any Lender (or, in the case of any Interest Rate Protection Agreement, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Interest Rate Protection Agreement entered into with any Lender (or any affiliate of any Lender) or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto) or otherwise.

            "Park":  as defined in the recitals hereto.

            "Park Acquisition":  as defined in the recitals hereto.

            "Park Debt": the Indebtedness of PCI, PBI and PNI outstanding as of the date hereof and evidenced by the Park Debt Documents.

            "Park Debt Documents": the PCI Senior Note Documents, the PBI Senior Note Documents and the PNI Senior Note Documents.

            "Park Warrant Agreement": the Warrant Agreement dated as of May 13, 1996, between PCI and IBJ Schroder Bank & Trust Company as Warrant Agent thereunder.

            "Park   Warrants":   warrants   issued  pursuant  to  the  Warrant
      Agreement.

            "Park Warrant Shares": shares in PCI common stock issued upon exercise of the Park Warrants.

            "Participant":  as defined in Section 11.6(b).

            "Payment Date": as defined in Section 9(l).

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

            "PBI": as defined in the recitals hereto.

            "PBI Senior Note Documents": the PBI Senior Notes, the Indenture dated as of May 13, 1996 between PBI and IBJ Schroder Bank & Trust Company, as trustee, pursuant to which the PBI Senior Notes were issued, and all related instruments and agreements executed and delivered in connection therewith, each as in effect on the date hereof.

            "PBI Senior Notes": the $241,000,000 aggregate principal amount of 11-3/4% Senior Notes due 2004 of PBI, issued pursuant to the Indenture dated as of May 13, 1996 between PBI and IBJ Schroder Bank & Trust Company, as trustee.

            "PCI": as defined in the recitals hereto.

            "PCI Senior Note Documents": the PCI Senior Notes and the Indenture dated as of May 13, 1996 between PCI and IBJ Schroder Bank & Trust Company, as trustee, pursuant to which the PCI Senior Notes were issued, together with all related collateral documents and other instruments and agreements executed and delivered in connection therewith, each as in effect on the date hereof.

            "PCI Senior Notes": the $80,000,000 aggregate principal amount of 13-3/4% Senior Pay-in-Kind Notes due 2004 of PCI, issued pursuant to the Indenture dated as of May 13, 1996 between PCI and IBJ Schroder Bank & Trust Company, as trustee.

            "Permitted Line of Business":  as defined in Section 8.11.

            "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA or a member of such contributing sponsor's "control group" as defined in Section 4001(a)(14) of ERISA.

            "PNI": as defined in the recitals hereto.

            "PNI Senior Note Documents": the PNI Senior Notes, the Indenture dated as of May 13, 1996 between PNI and IBJ Schroder Bank & Trust Company, as trustee, pursuant to which the PNI Senior Notes were issued, and all related instruments and agreements executed and delivered in connection therewith, each as in effect on the date hereof.

            "PNI Senior Notes": the $155,000,000 aggregate principal amount of 11-7/8% Senior Notes due 2004 of PNI, issued pursuant to the Indenture dated as of May 13, 1996 between PNI and IBJ Schroder Bank & Trust Company, as trustee.

            "Portion":  as defined in Section 2.6(b).

            "Prime Rate": the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its office in Dallas, Texas (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors)

            "Properties":  as defined in Section 5.17(a).

            "Quarterly Percentage Reduction":  as defined in Section 4.2(c).

            "Redeemable Preferred Stock": any preferred stock issued by any Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

            "Redemption   Agreement":   that  certain   Amended  and  Restated
      Redemption Agreement, dated April 7, 1994, between the Borrower and D. Tennant Bryan, as in effect on the date hereof.

            "Refunded Swing Line Loans":  as defined in Section 2.4(c).

            "Register":  as defined in Section 11.6(g).

            "Reimbursement Obligations": the obligations of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

            "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
      Section 4241 of ERISA.

            "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

            "Reported Net Income": for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

            "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including any Authorization), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Responsible   Officer":   the  chief   executive   officer,   the
      president, the chief financial officer or the treasurer of the relevant Loan Party.

            "Restricted Payments":  as defined in Section 8.6.

            "Restricted  Stock  Plans":  the Media  General,  Inc.  Restricted
      Stock Plan, effective May 17, 1991 and the Media General, Inc. Restricted Stock Plan for Non-Employee Directors, effective May 19, 1995, as such plans are in effect on the date of this Agreement.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "fair value" or "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the fair value or present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) unliquidated, contingent, disputed and unmatured claims shall be valued at the amount that can be reasonably expected to be actual and matured.

            "Southeast Paper": Southeast Paper Manufacturing Co., a Georgia general partnership.

            "Specified Percentage": at any time, as to any Lender, the percentage of the Total Commitment then constituted by such Lender's Commitment.

            "Submission Deadline":  as defined in Section 2.6(b).

            "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors (or Persons holding equivalent positions) of such corporation, partnership or other entity are at the time owned, or the management and policies of which are otherwise ultimately controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. Notwithstanding anything to the contrary contained herein, Denver Newspapers, Inc., Flat Earth Group, L.L.C., Tampa Tower General Partnership and Southeast Paper Manufacturing Co. shall not be considered Subsidiaries for purposes of this Agreement, unless and until either (i) the Borrower owns, directly or indirectly, more than 50% of any such entity or (ii) such entity otherwise becomes a Consolidated Subsidiary.

            "Supplement to Guaranty Agreement": the Supplement to Guaranty Agreement in the form of Exhibit A attached to the Guaranty, to be executed and delivered by each Subsidiary acquired or created after the date hereof.

            "Swing Line Commitment": the Swing Line Lender's obligation to make Swing Line Loans pursuant to Section 2.4.

            "Swing Line Lender": NationsBank, in its capacity as provider of the Swing Line Loans, provided that, in the event that NationsBank shall be replaced as Administrative Agent pursuant to Section 10.9, (a) no Swing Line Loans shall be made by NationsBank on or after the date of such replacement and (b) the replacement Administrative Agent shall be the Swing Line Lender from and after the date of such replacement.

            "Swing Line Loan Participation Certificate": a certificate in substantially the form of Exhibit E.

            "Swing Line Loans":  as defined in Section 2.4(a).

            "Swing Line Termination Date": the earlier of (i) the date which is 364 days after the Effective Date, unless the Swing Line Lender, in its sole discretion, elects to extend such 364 day period as notified to the Borrower and the Lenders, (ii) the date the Lenders' Commitments are otherwise cancelled or terminated and (iii) the date any Committed Loan is accelerated.

            "Syndication Agent":  as defined in the preamble hereto.

            "Termination Date": the earlier of (i) December 6, 2003, (ii) the date the Lenders' Commitments are otherwise cancelled or terminated and (iii) the date any Committed Loan is accelerated.

            "Toronto-Dominion   Fee  Letter":  the  letter  agreement,   dated
      September 30, 1996 from The Toronto-Dominion Bank to the Borrower.

            "Total Commitment": the sum of all of the Commitments (in each case, as the same may be increased, reduced or otherwise adjusted from time to time as provided herein) not to exceed $1,200,000,000.

            "Total Debt": for the Borrower and the Consolidated Subsidiaries as of any date, without duplication, the sum of (a) Indebtedness for Borrowed Money outstanding on such date, (b) Capital Lease Obligations outstanding on such date, (c) Indebtedness of the type described in subsection (d) of the definition of Indebtedness outstanding on such date, (d) the amount of all Redeemable Preferred Stock and (e) Guarantee Obligations, determined on a consolidated basis in accordance with GAAP.

            "Total Extensions of Credit": at any time, the sum of all of the Aggregate Outstanding Extensions of Credit of all of the Lenders at such time.

            "Tranche": the collective reference to Eurodollar Loans made by the Lenders, the then current Interest Periods of which begin on the same date and end on the same later date (whether or not such Eurodollar Loans shall originally have been made on the same day).

            "Transferee":  as defined in Section 11.6(i).

            "Type": as to any Loan, its nature as an ABR Loan, a Eurodollar Loan or a Competitive Loan.

            "Uniform   Customs":   the  Uniform   Customs  and   Practice  for
      Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

            "Unrefunded Swing Line Loans":  as defined in Section 2.4(d).

            "Virginia Paper": Virginia Paper Manufacturing Corp., a Georgia corporation.

            "Wholly Owned Subsidiary": as to any Person, any other Person at least 100% of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly or indirectly through one or more other Wholly Owned Subsidiaries.

            1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto or thereto.

            (b) Unless otherwise specified herein, all accounting terms used herein (and in any other Loan Document and any certificate or other document made or delivered pursuant hereto or thereto) shall be interpreted, all accounting determinations shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Section 8 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Majority Lenders wish to amend Section 8 for such purpose), then compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Majority Lenders.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (e) References in this Agreement or any other Loan Document to knowledge by the Borrower or any Subsidiary of events or circumstances shall be deemed to refer to events or circumstances of which any Responsible Officer has actual knowledge or reasonably should have knowledge.

            (f) References in this Agreement or any other Loan Document to financial statements shall be deemed to include all related schedules and notes thereto.

             SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS AND LOANS

            2.1 Committed Loans. (a) Subject to and in reliance upon the terms, conditions, representations and warranties contained in the Loan Documents, each Lender severally agrees to make Advances in Dollars (which are Committed Loans) to the Borrower from time to time until the Termination Date so long as the aggregate principal amount of such Committed Loans from such Lender outstanding never exceeds such Lender's Commitment; provided that the Aggregate Outstanding Extensions of Credit from all Lenders shall not exceed the Total Commitment. Notwithstanding anything to the contrary set forth herein, any Lender may make and have outstanding one or more Competitive Loans which, when aggregated with the outstanding principal amount of all Committed Loans from such Lender, would exceed such Lender's Commitment. Each Lender's Commitment shall continue in full force and effect until and expire on the Termination Date, and no Lender shall have any obligation to make any Advance thereafter. Until the Termination Date, the Borrower may borrow, repay and reborrow Committed Loans and Competitive Loans hereunder, subject as respects Competitive Loans to Section 2.6. The Administrative Agent shall maintain a record of each Lender's Commitment, Specified Percentage, Committed Loans, Specified Percentage of L/C Obligations, Specified Percentage of Swing Line Loans and Competitive Loans.

            (b) Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, (iii) Competitive Loans or (iv) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3, 2.6 and 4.5, provided that, no Loan shall be made as a Eurodollar Loan or a Competitive Loan after the day that is one month prior to the Termination Date.

            2.2 Notes for  Committed  Loans.  The  Borrower  agrees  that,  upon request to the Administrative Agent by any Lender, in order to evidence the Committed Loans, the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit F-1, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Committed Loan Note"), payable to the order of each Lender and in a principal amount equal to each such Lender's Commitment. Each Committed Loan Note shall (x) be dated the Effective Date or the date of any reissuance of such Committed Loan Note,
(y) be stated to mature on the Termination Date and (z) provide for the payment of interest in accordance with Section 4.1.

            2.3  Procedure  for  Borrowing  of Committed  Loans.  Subject to the
terms, conditions, representations and warranties contained in the Loan Documents, each Committed Loan shall be made following the Borrower's delivery to the Administrative Agent of an irrevocable notice substantially in the form of Exhibit G-1 (a "Notice of Borrowing") requesting a Committed Loan on a certain Borrowing Date; provided, that, if the Borrower makes a Competitive Bid Request and does not accept Competitive Loans in an aggregate amount equal to the Maximum Request included in that Competitive Bid Request, the Borrower, by giving such notice not later than 11:00 A.M., Dallas, Texas time on the date of borrowing specified in that Competitive Bid Request, may make a borrowing of ABR Loans on that date in an aggregate principal amount equal to (i) that Maximum Request, minus (ii) the aggregate principal amount of Competitive Loans, if any, the Borrower does so accept. A Notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Committed Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the requested Borrowing Date otherwise. A Notice of Borrowing shall specify (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each Tranche and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Commitments shall be in an amount equal to (a) in the case of ABR Loans (except any ABR Loans to be used solely to pay a like amount of outstanding Reimbursement Obligations or Swing Line Loans), $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or if the then aggregate Available Commitments of all Lenders are less than $10,000,000, such lesser amount) and (b) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its Specified Percentage of each requested Committed Loan available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 11:00 A.M., Dallas, Texas time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower, as so directed by the Borrower in a Notice of Borrowing, with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

            2.4 Swing Line Commitments. (a) Subject to the terms, conditions, representations and warranties contained in the Loan Documents, the Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the Borrower from time to time until the Swing Line Termination Date; provided that, the Swing Line Lender may not make any Swing Line Loan if, after giving effect to such Swing Line Loan, either
(i) the amount of all Swing Line Loans  outstanding  would  exceed the lesser of
(x) $10,000,000 or (y) the Aggregate Available Commitments or (ii) the Aggregate Outstanding Extensions of Credit of all Lenders would exceed the Total
Commitment. Amounts borrowed by the Borrower under this Section 2.4 may be repaid and, through but excluding the Swing Line Termination Date, reborrowed. All Swing Line Loans shall be made as ABR Loans and shall not be entitled to be converted into Eurodollar Loans. The Borrower shall give the Swing Line Lender a Notice of Borrowing (which Notice of Borrowing must be received by the Swing Line Lender prior to 1:00 P.M., Dallas, Texas time) on the requested Borrowing Date specifying the amount of the requested Swing Line Loan, which shall be in a minimum amount of $500,000 or whole multiples of $100,000 in excess thereof. The proceeds of each Swing Line Loan will be made available by the Swing Line Lender to the Borrower at the office of the Swing Line Lender by crediting the account of the Borrower, as so directed by the Borrower in a Notice of Borrowing, with such proceeds in Dollars.

            (b) The Borrower agrees that, upon the request of the Swing Line Lender, in order to evidence the Swing Line Loans, the Borrower will execute and deliver to the Swing Line Lender a promissory note substantially in the form of Exhibit F-2, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "Swing Line Note"), payable to the order of the Swing Line Lender and in a principal amount equal to $10,000,000 with interest thereon as prescribed in Section 4.1. The Swing Line Note shall (i) be dated the Effective Date or the date of any reissuance of such Swing Line Note, (ii) be stated to mature on the Swing Line Termination Date and (iii) provide for the payment of interest in accordance with Section 4.1.

            (c) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs and authorizes the Swing Line Lender to act on its behalf), request each Lender, including the Swing Line Lender, to make a Committed Loan as an ABR Loan in an amount equal to such Lender's Specified Percentage of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Each Lender will make the proceeds of its Committed Loan available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent prior to 12:00 Noon, Dallas, Texas time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Committed Loans shall be immediately applied to repay the Refunded Swing Line Loans.

            (d) If, for any reason, Committed Loans may not be (as determined by the Administrative Agent in its sole discretion), or are not, made pursuant to
Section 2.4(c) to repay Swing Line Loans as required by said Section, then, effective on the date such Committed Loans would otherwise have been made, each Lender severally, unconditionally and irrevocably agrees that it shall purchase an undivided participating interest in such Swing Line Loans ("Unrefunded Swing Line Loans"), in an amount equal to the amount of Committed Loans which otherwise would have been made by such Lender pursuant to Section 2.4(c) (which amount, if the Commitments shall have terminated, shall be determined on the basis of such Lender's Specified Percentage (determined on the date of, and immediately prior to, termination of the Commitments). In the event that the Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph (d), each Lender shall immediately transfer to the
Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

            (e) Whenever, at any time after the Swing Line Lender has received from any Lender such Lender's participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, that in the event that such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

            (f) Notwithstanding anything to the contrary in this Agreement, each Lender's obligation to make the Committed Loans referred to in Section 2.4(c) and to purchase and fund participating interests pursuant to Section 2.4(d)
shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in
Section 6; (iii) any adverse change in the condition (financial or otherwise) of any Loan Party; (iv) any breach of this Agreement or any other Loan Document by any Loan Party or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            2.5 Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of (i) each Lender, the then unpaid principal amount of each Committed Loan of such Lender, on the Termination Date (or such earlier date on which the Committed Loans become due and payable pursuant to Sections 4.2(d) or 9); (ii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans, on the Swing Line Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 4.2(g) or 9); (iii) each Lender with a
Competitive Loan outstanding, the then unpaid principal amount of each Competitive Loan on the date specified in Section 2.6(g); and (iv) the amounts specified in Section 4.2, on the dates specified in Section 4.2. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 4.1.

            (b) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

            (c) The Administrative Agent shall maintain the Register pursuant to
Section 11.6(g), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of each Letter of Credit issued hereunder, (iii) each Lender's Specified Percentage of L/C Obligations and/or Swing Line Loans, (iv) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (v) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

            (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Sections 2.5(b) and (c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) to such Lender the Loans to, and L/C Obligations of, the Borrower made in accordance with the terms of this Agreement.

            2.6 Competitive Loans. (a) At any time during the Competitive Loan Period, the Borrower may make Competitive Bid Requests by 10:00 A.M., Dallas, Texas time at least three Business Days prior to the proposed date of borrowing for one or more Competitive Loans. The Borrower shall deliver each Competitive Bid Request to the Administrative Agent (which on the same day of its receipt thereof shall give notice thereof to each Lender by facsimile of an Invitation To Bid if the Administrative Agent does not reject the Competitive Bid Request pursuant to this Section 2.6) in a written Competitive Bid Request signed by the Borrower and by telephone during regular business hours at the Administrative Agent's office on the same Business Day. Each Competitive Bid Request shall specify (A) the proposed date of the borrowing for the requested Competitive Loans, (B) the aggregate amount of the requested Competitive Loans (the "Maximum Request"), which shall (1) not exceed the Aggregate Available Commitment of all Lenders as of the proposed date of the borrowing specified in the Competitive Bid Request and (2) be in an aggregate amount not less than $10,000,000 or $1,000,000 increments in excess thereof, (C) the Interest Period or Interest Periods (up to a maximum of three in any Competitive Bid Request) therefor and the last day of each such Interest Period and (D) if more than one Interest Period is so specified, the principal amount allocable to each such Interest Period (which amount in each case shall not be less than $10,000,000 or an integral multiple of $1,000,000 increments in excess thereof). The Administrative Agent shall reject each Competitive Bid Request the Administrative Agent determines (which determination shall be conclusive absent manifest error) does not conform to the requirements of this Section 2.6 and shall notify the Borrower of any such rejection promptly upon the Administrative Agent's receipt of the facsimile notice of such Competitive Bid Request.

            (b) Each Lender in its sole discretion may (but is not obligated to) submit one or more Competitive Bids to the Administrative Agent in response to any Competitive Bid Request not later than 9:30 A.M., Dallas, Texas time on the proposed date of borrowing specified in such Competitive Bid Request (the "Submission Deadline"), by facsimile or in writing, and thereby irrevocably offer to make all or any part (any such part being a "Portion") of any Competitive Loan described in the Competitive Bid Request (i) at the rate of interest per annum (each a "Bid Rate") specified in such offer and (ii) in the aggregate amount specified in such offer which shall be not less than $1,000,000 or an integral multiple of $100,000 in excess thereof, provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any Competitive Bid in response to any Competitive Bid Request, it shall notify the Borrower of such offer not later than 30 minutes prior to the Submission Deadline for other Lenders respecting such Competitive Bid Request. Multiple Competitive Bids may be delivered to and by the Administrative Agent. The aggregate Portions of Competitive Loans for any or all Interest Periods offered by each Lender in its Competitive Bid may exceed the Maximum Request contained in the relevant Competitive Bid Request, provided that each Competitive Bid shall set forth the maximum aggregate amount of the Competitive Loans offered thereby which the Borrower may accept (the "Maximum Offer"), which Maximum Offer shall not exceed the Maximum Request. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Administrative Agent by facsimile not later than 30 minutes prior to the Submission Deadline for such Competitive Bid; provided, that, the failure by any Lender to give any such notice shall not obligate such Lender to make any Competitive Loan or subject such Lender to any liability.

            (c) In the case of each Competitive Bid Request, the Administrative Agent shall promptly give notice by telephone (promptly confirmed in writing) to the Borrower of all Competitive Bids received by the Administrative Agent by the Submission Deadline applicable to such Competitive Bid Request which comply in all material respects with Section 2.6(b). The Borrower shall, in its sole discretion, but subject to Section 2.6(d), irrevocably accept or reject each such Competitive Bid (or any Portion thereof) not later than 11:00 A.M., Dallas, Texas time on the day of the Submission Deadline by notice to the Administrative Agent by telephone (confirmed in writing in the form of a Competitive Bid Acceptance or Competitive Bid Rejection, as applicable, promptly the same day). Promptly on the same day, the Administrative Agent, following its receipt from the Borrower of such telephonic notice and Competitive Bid Acceptance or Competitive Bid Rejection, as applicable, will give notice to each Lender that submitted a Competitive Bid as to the extent, if any, that such Lender's Competitive Bid shall have been accepted. If the Administrative Agent fails to receive a Competitive Bid Acceptance or Competitive Bid Rejection notice from the Borrower of any Competitive Bids at or prior to 11:00 A.M., Dallas, Texas time on such day, all such Competitive Bids shall be deemed to have been rejected by the Borrower, and the Administrative Agent will give to each Lender that submitted a Competitive Bid notice of such rejection by telephone on such day. In due course following the acceptance of any Competitive Bid, the Administrative Agent shall notify each Lender that submitted a Competitive Bid, in the form of a Competitive Loan Confirmation, of the amount, maturity date and Bid Rate for each Competitive Loan.

            (d) If the Borrower accepts a Portion of a proposed Competitive Loan for a single Interest Period at the Bid Rate provided therefor in a Lender's Competitive Bid, such Portion shall be in a principal amount of $1,000,000 (subject to such lesser allocation as may be made pursuant to the provisions of this Section 2.6(d)) or $100,000 increments in excess thereof. The aggregate principal amount of Competitive Loans accepted by the Borrower following Competitive Bids responding to a Competitive Bid Request may be less than but shall not exceed the Maximum Request. The aggregate principal amount of Competitive Loans accepted by the Borrower pursuant to a Lender's Competitive Bid shall not exceed the Maximum Offer therein contained. If the Borrower accepts any Competitive Loans or Portion offered in any Competitive Bid, the Borrower must accept Competitive Bids (and Competitive Loans and Portions thereby offered) based exclusively on the successively lowest Bid Rates within each Interest Period and no other criteria. If two or more Lenders submit Competitive Bids with identical Bid Rates for the same Interest Period and the Borrower accepts any thereof, the Borrower shall, subject to the first three sentences of this Section 2.6(d), accept all such Competitive Bids as nearly as possible in proportion to the amounts of such Lenders' respective Competitive Bids with identical Bid Rates for such Interest Period, provided, that if the amount of Competitive Loans to be so allocated is not sufficient to enable each such Lender to make such Competitive Loan (or Portions thereof) in an aggregate principal amount of $1,000,000 or $100,000 increments in excess thereof, the Borrower shall round the Competitive Loans (or Portions thereof) allocated to such Lender or Lenders as the Borrower shall select as necessary to a minimum of $200,000 and, if greater than $200,000, the nearest multiple of $100,000.

            (e) Not later than 3:00 P.M., Dallas, Texas time on the relevant date of borrowing, each Lender whose Competitive Bid was accepted by the Borrower shall make available to the Administrative Agent at the office of the Administrative Agent specified in Section 11.2, in immediately available funds, the proceeds of such Lender's Competitive Loan(s). After the Administrative Agent's receipt of such funds and, upon fulfillment of the conditions precedent set forth in Section 6, the Administrative Agent shall make such funds available to the Borrower by the Administrative Agent crediting the account of the Borrower as so directed by the Borrower in the related Competitive Bid Request, provided that the Administrative Agent will not in any event be required to make such funds so available until 4:00 P.M., Dallas, Texas time on the relevant date of borrowing. In the case of any Lender whose Competitive Bid is accepted by the Borrower, unless the Administrative Agent has received notice from such Lender prior to 1:00 P.M., Dallas, Texas time, on the date of the borrowing of such Lender's Competitive Loan(s), that such Lender will not make available to the Administrative Agent the proceeds of such Competitive Loan(s), the Administrative Agent may assume such Lender has made such proceeds so available and, if the Administrative Agent makes that assumption, the provisions of
Section 4.8(b) shall apply.

            (f) All written notices required by this Section 2.6 shall be given in accordance with Section 11.2.

            (g) At the request of any Lender making a Competitive Loan, the Borrower shall execute and deliver to each such Lender, as evidence of such Competitive Loan, a promissory note of the Borrower, substantially in the form of Exhibit F-3 (each as endorsed or modified from time to time, a "Competitive Loan Note"), payable to the order of such Lender, and dated the date of the making of each applicable Competitive Loan. Each Competitive Loan made by each Lender shall be due and payable in full on the earlier to occur of (A) the last day of the Interest Period applicable thereto or (B) the Termination Date.

                          SECTION 3. LETTERS OF CREDIT

            3.1 Letter of Credit Commitment. (a) Subject to the terms and conditions hereof, Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower and/or its Guarantor Subsidiaries on any Business Day prior to the Termination Date in such form as may be approved from time to time by such Issuing Lender; provided that Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, either (i) the L/C Obligations would exceed the lesser of (x) $30,000,000 or (y) the Aggregate Available Commitment or (ii) the Aggregate Outstanding Extensions of Credit of all the Lenders would exceed the Total Commitment. Each Letter of Credit shall (i) be denominated in Dollars and shall be either (x) a standby letter of credit issued for the account of the Borrower and/or its Guarantor Subsidiaries, which finances the working capital and business needs of the Borrower and/or its Guarantor Subsidiaries, or (y) a commercial letter of credit issued for the account of the Borrower and/or its Guarantor Subsidiaries in respect of the purchase of goods or services by the Borrower and/or any of its Guarantor Subsidiaries and (ii) expire no later than the earlier of (x) the Termination Date and (y) the date which is 12 months after its date of issuance.

            (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

            (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any other Lender to exceed any limits imposed by, any applicable Requirement of Law.

            3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender, at its address for notices specified herein, an Application therefor, completed to the reasonable satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

            3.3 Fees, Commissions and Other Charges. (a) The Borrower shall pay to the Administrative Agent, for the account of each Lender, a letter of credit fee with respect to each Letter of Credit, for the period from and including the date of issuance of such Letter of Credit to the date such Letter of Credit is no longer outstanding, computed at a percentage rate per annum equal to the Applicable Margin from time to time applicable to Eurodollar Loans, calculated on the basis of a 360-day year, on the face amount of each Letter of Credit issued, payable on each L/C Fee Payment Date to occur while such Letter of Credit remains outstanding and on the date such Letter of Credit expires, is cancelled or is drawn upon. Such fee shall be payable quarterly in arrears and shall be nonrefundable.

            (b) In addition to the foregoing letter of credit fees, the Borrower shall pay to the Issuing Lender a fee with respect to the issuance of each Letter of Credit, for the period from and including the date of issuance of each Letter of Credit to the date such Letter of Credit is no longer outstanding computed at a rate of 1/8 of 1% per annum, calculated on the basis of a 360-day year, on the face amount of each Letter of Credit issued, payable on each L/C Fee Payment Date to occur while such Letter of Credit remains outstanding and on the date such Letter of Credit expires, is cancelled or is drawn upon. Such fee shall be payable quarterly in advance and shall be non-refundable.

            (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to each Lender all fees received by the Administrative Agent for each such Lender's account pursuant to Section 3.3(a).

            3.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each Lender, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such Lender's own account and risk an undivided interest equal to such Lender's Specified Percentage (determined on the date of issuance of the relevant Letter of Credit) in the Issuing Lender's obligations and rights under each Letter of Credit issued by the Issuing Lender and the amount of each draft paid by the Issuing Lender thereunder. Each Lender unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with
Section 3.5(a), such Lender shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such Lender's Specified Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

            (b) In addition to any amount required to be paid by any Lender to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, such Lender shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required (which due date, for the purposes of this paragraph (b), shall be deemed to be the date on which such Lender shall have received notice from the Issuing Lender of the amount required to be paid) to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

            (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any Lender its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will, if such payment is received prior to 12:00 P.M., Dallas, Texas time, on a Business Day, distribute to such Lender its pro rata share thereof on the same Business Day or if received later than 12:00 P.M. on the next succeeding Business Day; provided that, in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such Lender shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

            (d) Notwithstanding anything to the contrary in this Agreement, each Lender's obligation to make the Committed Loans referred to in Section 3.5(b) and to purchase and fund participating interests pursuant to Section 3.4(a)
shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in
Section 6; (iii) any adverse change in the condition (financial or otherwise) of any Loan Party; (iv) any breach of this Agreement or any other Loan Document by any Loan Party or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            3.5  Reimbursement  Obligation  of the  Borrower.  (a) The  Borrower
agrees to reimburse the Issuing Lender (it being understood that such reimbursement shall be effected by means of a borrowing of Committed Loans unless the Administrative Agent shall determine in its discretion that such Committed Loans may not be made for such purpose as a result of a Default or Event of Default pursuant to Section 9(f)), upon receipt of notice from the Issuing Lender of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender, for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender, at its address for notices specified herein in Dollars and in immediately available funds, on the date on which the Borrower receives such notice, if received prior to 11:00 A.M., Dallas, Texas time, on a Business Day and otherwise on the next succeeding Business Day.

            (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section 3.5, (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which the Borrower is required to pay such amounts pursuant to paragraph (a) above at a rate per annum equal to the ABR plus the Applicable Margin and (ii) thereafter until payment in full at the rate specified in Section 4.1(e). Except as otherwise specified in Section 3.5(a), each drawing under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing of Committed Loans that are ABR Loans pursuant to Section 2.3 in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of payment of such drawing and the proceeds of such Committed Loans shall be applied by the Administrative Agent to reimburse the Issuing Lender for the amounts paid under such Letter of Credit.

            3.6 Obligations Absolute.  Subject to the last two sentences of this
Section 3.6, the Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any Lender or any beneficiary of a Letter of Credit. The Borrower also agrees with the Issuing Lender that the Issuing Lender and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5(a) shall not be affected by, among other things,
(i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Person's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of either the Issuing Lender or any other Lender to the Borrower.

            3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower and the Lenders of the date and amount thereof. Subject to Section 3.6, the responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

            3.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply.

                 SECTION 4.  GENERAL PROVISIONS APPLICABLE TO
                             LOANS AND LETTERS OF CREDIT

            4.1 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin for Eurodollar Loans in effect for such day.

            (b) Each ABR Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR for such day plus the Applicable Margin for ABR Loans in effect for such day.

            (c) Each Swing Line Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR for such day plus the Applicable Margin for ABR Loans in effect for such day.

            (d) Each Competitive Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Bid Rate determined for such Interest Period in accordance with Section 2.6.

            (e) (i) After the occurrence and during the continuance of an Event of Default, all Loans and Reimbursement Obligations shall bear interest at a rate per annum which is equal to (x) in the case of Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this
Section 4.1 (it being understood that in the case of Eurodollar Loans, the rate applicable thereto shall be the Eurodollar Rate then in effect until the end of the applicable Interest Period and thereafter the rate applicable thereto shall be the ABR), plus 2% or (y) in the case of Reimbursement Obligations, at a rate per annum equal to the ABR plus the Applicable Margin for ABR Loans plus 2% and
(ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

            (f) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (e) of this Section shall be payable from time to time on demand.

            4.2 Optional and Mandatory  Commitment  Reductions and  Prepayments.
(a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (it being understood that amounts payable pursuant to Section 4.11 do not constitute premium or penalty), upon at least three Business Days' irrevocable notice to the Administrative Agent (in the case of Eurodollar Loans or Competitive Loans) or at least one Business Day's irrevocable notice to the Administrative Agent (in the case of ABR Loans other than Swing Line Loans) or same-day irrevocable notice to the Administrative Agent (in the case of Swing Line Loans), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, Competitive Loans, ABR Loans or Swing Line Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Upon the receipt of any such notice, the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan or Competitive Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to
Section 4.11. Partial prepayments of Loans shall be in an aggregate principal amount of $10,000,000 or $1,000,000 increments in excess thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or $100,000 increments in excess thereof.

            (b) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Total Commitment or, from time to time, to reduce the amount of the Total Commitment; provided that no such termination or reduction of the Total Commitment shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Total Extensions of Credit then in effect would exceed the Total Commitment as reduced. Any such reduction shall be in a minimum amount of $10,000,000 or increments of $1,000,000 in excess thereof and shall reduce permanently the Total Commitment then in effect.

            (c) On the last Business Day of each March, June, September and December, commencing March 31, 2001, through the Termination Date, the Total Commitment shall automatically and permanently be reduced by the percentage (the "Quarterly Percentage Reduction") of the amount of the Total Commitment as of March 31, 2001, (as reduced, if at all, pursuant to Section 4.2(e) below), as set forth below. Notwithstanding anything contained in this Agreement to the contrary, on the Termination Date the Total Commitment shall automatically reduce to zero.


                             Quarterly Percentage    Total Percentage Reduction
      Calendar Year                Reduction           for the Calendar Year
     ---------------         --------------------    --------------------------

          2001                       6.25%                      25%

          2002                       6.25%                      25%

          2003                       12.5%                      50%

            (d) If at any time the Total Extensions of Credit exceed the Total Commitment of all Lenders then in effect, the Borrower shall, without notice or demand, immediately repay the Loans in an aggregate principal amount equal to such excess, together with interest accrued to the date of such payment or repayment and any amounts payable under Section 4.11. To the extent that, after giving effect to any prepayment of the Loans required by the preceding sentence, the Total Extensions of Credit still exceeds the Total Commitment then in effect, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

            (e) In the event that the Merger has not been consummated on or before March 31, 1997, the Total Commitment shall automatically and permanently be reduced by $700,000,000. To the extent that, after giving effect to any reduction of the Total Commitment required by the preceding sentence, the Total Extensions of Credit exceed the Total Commitment then in effect after such reduction, the Borrower shall, contemporaneously with such reduction of the Total Commitment, comply with the provisions of Section 4.2(d).

            (f) In the case of any reduction of the Total Commitment, voluntary or otherwise, the Borrower shall, if applicable, comply with the requirements of
Section 4.2(d). Each repayment of the Loans under this Section 4.2 shall be accompanied by accrued interest to the date of such repayment on the amount repaid and any amounts payable under Section 4.11. Any amounts deposited in any cash collateral account established pursuant to this Section 4.2 shall be invested in Cash Equivalents having a one-day maturity or such other Cash Equivalents as shall be acceptable to the Administrative Agent and the Borrower.

            (g) The Borrower shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing of Committed Loans pursuant to Section 2.3.

            4.3 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender, a commitment fee, on the average daily Available Commitment of such Lender (determined without deduction for any outstanding Swing Line Loans), computed at a rate per annum based on the Leverage Ratio in effect for the fiscal quarter preceding the payment date, determined as follows:


                Leverage Ratio                                 Commitment Fee
                --------------                                 --------------

        Greater than or equal to 4.50 to 1.00                     0.2500%

        Less than 4.50 to 1.00 but greater                        0.1875%
        than or equal to 4.00 to 1.00

        Less than 4.00 to 1.00 but greater                        0.1250%
        than or equal to 3.50 to 1.00

        Less than 3.50 to 1.00                                    0.1000%

For purposes of calculating the commitment fees due hereunder, the Leverage Ratio shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Section 7.1(a) and (b), respectively, and the Compliance Certificate delivered pursuant to Section 7.2(b); changes in the Leverage Ratio shall become effective on the date which is the earlier of (i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (ii) the last date on which such financial statements and corresponding Compliance Certificate should have been delivered pursuant to Sections 7.1(a) and (b) and Section 7.2(b), and shall remain in effect until the next change to be effected pursuant to this Section 4.3; provided, that (A) until the first such financial statements and Compliance Certificate are delivered after the date hereof, the Leverage Ratio shall be determined by reference to the Leverage Ratio set forth in the Closing Certificate delivered to the Administrative Agent pursuant to Section 6.1(b), and (B) if any financial statements or the Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered until the date on which such financial statements and Compliance Certificate are delivered, then the Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall be deemed to be greater than or equal to 4.50 to 1.00.

Such commitment fees shall be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the date on which all of the Commitments shall have terminated.

            (b) The Borrower shall pay (without duplication of any fee payable under Section 4.3(a) above) to the Administrative Agent, for its own account, the fees in the amounts and on the dates agreed to in the Fee Letters.

            4.4 Computation of Interest and Fees. (a) Interest based on the Eurodollar Rate or on any Bid Rate and fees shall be calculated on the basis of a 360-day year for the actual days elapsed; and interest based on the ABR shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

            4.5 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent an irrevocable notice substantially in the form of Exhibit G-2 (a "Notice of Conversion/Continuation"), at least one Business Day prior to such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans or to continue Eurodollar Loans as Eurodollar Loans by giving the Administrative Agent a Notice of Conversion/Continuation at least three Business Days' prior to such election. Any such Notice of Conversion/Continuation to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such Notice of Conversion/Continuation the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and (ii) no Loan may be converted into a Eurodollar Loan if the Interest Period selected therefor would expire after the Termination Date.

            (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent three Business Days prior to the expiration of the then current Interest Period, of the length of the next Interest Period to be applicable to such Eurodollar Loans, determined in accordance with the applicable provisions of the term "Interest
Period" for Eurodollar Loans set forth in Section 1.1, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing or (ii) after the date that is one month prior to the Termination Date, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this Section 4.5(b), the Administrative Agent shall promptly notify each Lender thereof.

            4.6 Minimum Amounts of Tranches. All borrowings, conversions, continuations and payments of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Tranche shall be equal to $10,000,000 or $1,000,000 increments in excess thereof. In no event shall there be more than seven Tranches outstanding at any time.

            4.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

            (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give facsimile notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent or the Majority Lenders, as the case may be, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

            4.8 Pro Rata Treatment and Payments. (a) Each borrowing of Loans (other than Swing Line Loans and Competitive Loans) hereunder shall be made, each payment by the Borrower on account of any commitment fee hereunder shall be allocated by the Administrative Agent, and any reduction of the Total Commitment shall be allocated by the Administrative Agent, pro rata according to the respective Specified Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of (i) principal of and interest on Loans (other than Swing Line Loans which shall be paid to the Swing Line Lender only) or Reimbursement Obligations or (ii) commitment fees, shall be allocated ratably by the Administrative Agent according to the amount of interest, principal and fees which are then due and payable to the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under any Notes, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 P.M., Dallas, Texas time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.2, in Dollars and in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. If any payment hereunder becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless, with respect to payments of Eurodollar Loans only, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

            (b) Unless the Administrative Agent shall have been notified in writing by any Lender by the required time prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.8 shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall notify the Borrower of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover, on demand from the Borrower, such amount with interest thereon at a rate per annum equal to the ABR plus the Applicable Margin for ABR Loans in effect on the Borrowing Date.

            4.9 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 4.10, net income taxes and franchise taxes (imposed in lieu of net income taxes));

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost or reduce the amount receivable to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

            (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

            (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.9, it shall promptly deliver a certificate to the Borrower (with a copy to the Administrative Agent), setting forth in reasonable detail an explanation of the basis for requesting such compensation. Such certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by such Lender to the Borrower (with a copy to the Administrative Agent) must be delivered to the Borrower prior to the termination of this Agreement and shall be conclusive in the absence of manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 15 days after the Borrower's receipt thereof. The agreements in this Section 4.9 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            4.10 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (i) net income taxes; (ii) franchise and doing business taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note); (iii) any taxes, levies, imposts, deductions, charges or withholdings that are in effect and that would apply to a payment to such Lender as of the Effective Date; and (iv) if any Person acquires any interest in this Agreement or any Note pursuant to the provisions hereof, including without limitation a participation (whether or not by operation of law), or a foreign Lender changes the office in which the Loan is made, accounted for or booked (any such Person or such foreign Lender in that event being referred to as a "Tax Transferee"), any taxes, levies, imposts, deductions, charges or withholdings to the extent that they are in effect and would apply to a payment to such Tax Transferee as of the date of the acquisition of such interest or change in office, as the case may be. If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Non-U.S. Lender if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If, when the Borrower is required by this Section 4.10(a) to pay any Non-Excluded Taxes, the Borrower fails to pay such Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

            (b) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, an annual certificate representing that such Non-U.S. Lender (i) is not a "bank" for purposes of Section 881(c) of the Code (and is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank in any filing with or submission made to any Governmental Authority or rating agency), (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and (iii) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents, along with such other additional forms as the Borrower, the Administrative Agent (or, in the case of a Participant, the Lender from which the related participation shall have been purchased) may reasonably request to establish the availability of such exemption. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of Section 4.10, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 4.10(b) that such Non-U.S. Lender is not legally able to deliver, it being understood and agreed that, in the event that a Non-U.S. Lender fails to deliver any forms otherwise required to be delivered pursuant to this Section 4.10(b), or notifies the Borrower that any previously delivered certificate is no longer in force, the Borrower shall withhold such amounts as the Borrower shall reasonably determine are required by law and shall not be required to make any additional payment with respect thereto to the Non-U.S. Lender, unless such failure to deliver or notify is a result of change in law subsequent to the date hereof.

            (c) If a Lender (or Transferee) or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Non-Excluded Taxes paid by the Borrower, or as to which it has been indemnified by the Borrower, which refund in the good faith judgment of such Lender (or Transferee) is allocable to such payment made pursuant to this Section 4.10, it shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, apply for such refund. If any Lender (or Transferee) or the Administrative Agent receives a refund in respect of any Non-Excluded Taxes paid by the Borrower, or as to which it has been indemnified by the Borrower, which refund in the good faith judgment of such Lender (or Transferee) is allocable to such payment made pursuant to this Section 4.10, it shall promptly notify the Borrower of such refund and shall, within 15 days after receipt, repay such refund to the Borrower. The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            4.11 Indemnity. (a) The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (i) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (ii) default by the Borrower in making any prepayment of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (iii) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to, but not including, the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank eurodollar market.

            (b) If (i) any payment of principal of any Competitive Loan is made other than on the last day of the Interest Period relating to such Competitive Loan for any reason or (ii) the Borrower fails to (A) fulfill on the date of any proposed borrowing of Competitive Loans the applicable conditions set forth in
Section 2.6 or the conditions precedent set forth in Section 6 or (B) make a borrowing of Competitive Loans after it shall have accepted any Competitive Bid with respect thereto in accordance with Section 2.6, the Borrower shall indemnify each Lender against, and shall pay directly to such Lender on such Lender's demand the amount (calculated by such Lender using any method chosen by such Lender which customarily is used by such Lender for such purpose) equal to, any losses or reasonable expenses such Lender actually incurs as a result of such payment or failure, including (A) the costs and expenses incurred by such Lender in connection with, or by reason of, such event (including those attributable to the liquidation, employment or reemployment of deposits or other funds) and (B) the net amount of operating margin actually lost by such Lender.

            (c)  The   provisions   of  this  Section  4.11  shall  survive  the
termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            4.12 Change of Lending Office. Each Lender agrees that if it makes any demand for payment under Section 4.9 or 4.10(a), it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.9 or 4.10(a) or would eliminate or reduce the effect of any adoption or change described in Section 4.9.

            4.13 Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender which requests reimbursement for amounts owing pursuant to Section 4.9 or 4.10 (either for its own account or for the account of any of its participants), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 4.12 so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.9 or 4.10,
(iv) the Borrower shall repay (or the replacement financial institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 4.11 if any Eurodollar Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein),
(viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 4.9 or 4.10, as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

            4.14 Illegality. If, after the date of this Agreement, the adoption of any Requirement of Law or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender to make, maintain or fund its Eurodollar Loans, and such Lender shall so notify the Administrative
Agent, then until such Lender notifies the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Loans or to convert ABR Loans to Eurodollar Loans, shall be suspended. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurodollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Loan together with accrued interest thereon without premium or penalty (subject, however, to the Borrower's other obligations hereunder in respect of funding losses and other matters); provided that concurrently with prepaying each Committed Loan the affected Borrower may borrow a ABR Loan in an equal principal amount from such Lender. Any Lender that has given a notice of unlawfulness pursuant to this
Section 4.14 shall rescind such notice promptly upon the cessation of such unlawfulness by giving notice to the Administrative Agent.

                  SECTION 5.  REPRESENTATIONS AND WARRANTIES

            To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and to issue Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

            5.1 Financial Condition. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young, L.L.P., copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither the Borrower nor any of its Consolidated Subsidiaries had, as of December 31, 1995, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the schedules or notes thereto. Except as set forth on Schedule 5.1, during the period from December 31, 1995 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its Consolidated Subsidiaries of any material part of its or their business, assets or property and no purchase or other acquisition of any business, assets or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its Consolidated Subsidiaries at December 31, 1995.

            (b) The financial statements of the Borrower and its Consolidated Subsidiaries and other information most recently delivered under Sections 7.1(a) and (b) were prepared in accordance with GAAP (except in the case of interim statements which shall be without footnotes) and present fairly the consolidated financial condition, results of operations, and cash flows of the Borrower and its Consolidated Subsidiaries as of, and for the portion of the fiscal year ending on the date or dates thereof (subject in the case of interim statements only to normal year-end audit adjustments). There were no liabilities, direct or indirect, fixed or contingent, of the Borrower or its Consolidated Subsidiaries as of the date or dates of such financial statements which are material to the Borrower and the Subsidiaries, taken as a whole, and which are not reflected therein, or in the case of the annual statements, in the notes thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, there have been no changes in the consolidated financial condition of the Borrower and/or its Consolidated Subsidiaries from that shown in such financial statements after such date which could reasonably be expected to have a Material Adverse Effect, nor has the Borrower or any Consolidated Subsidiary incurred any liability (including, without limitation, any liability under any Environmental Law), direct or indirect, fixed or contingent, after such date which could reasonably be expected to have a Material Adverse Effect.

            (c) On and after the date of delivery to the Administrative Agent of such financial statements pursuant to Section 6.2(g), the consolidated balance sheets of Park and the Subsidiaries of Park and the related consolidated statements of income and of cash flows for the fiscal years ended as reflected therein, to the best knowledge of the Borrower present fairly in all material respects the consolidated financial condition of Park and the Subsidiaries of Park as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended as reflected therein. To the best knowledge of the Borrower, all such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except in the case of interim statements which shall be without footnotes) applied consistently throughout the periods involved (except as approved by the accountants and as disclosed therein). To the best knowledge of the Borrower, neither Park nor any of the Subsidiaries of Park had, as of the dates covered in such financial statements, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the schedules or notes thereto. During the period from December 31, 1995 to and including the date of the consummation of the Merger there has been no sale, transfer or other disposition by Park or any of the Subsidiaries of Park of any material part of its or their business, assets or property other than as reflected in the financial statements to be delivered to the Administrative Agent pursuant to Section 6.2(g) and no purchase or other acquisition of any business, assets or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of Park and the Subsidiaries of Park at December 31, 1995.

            5.2 No Change. Since December 31, 1995 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

            5.3 Existence; Compliance with Law. The Borrower and each of its Subsidiaries (a) is duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its organization, (b) has the corporate, limited liability company or partnership power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,
(c) is duly qualified and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

            5.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform each of the Loan Documents to which it is a party and, in the case of the Borrower, (i) to borrow hereunder and (ii) to enter into and perform its obligations under the Merger Agreement, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the (x) borrowings on the terms and conditions of this Agreement and (y) Merger on the terms and conditions of the Merger Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including any partner or shareholder of any Loan Party or any Affiliate of any Loan Party) is required to be obtained or made by any Loan Party or any Subsidiary of any Loan Party in connection with the borrowings hereunder or the Merger (other than those that are not material to the Merger) or with the execution, delivery, performance, validity or enforceability of the Loan Documents or the Merger Agreement, other than such as have been obtained or made and are in full force and effect. Each Loan Document to which each Loan Party is a party and, in the case of the Borrower, the Merger Agreement, has been duly executed and delivered on behalf of each such Loan Party and the Borrower, respectively. Each Loan Document and, in the case of the Borrower, the Merger Agreement, constitutes a legal, valid and binding obligation of each Loan Party party thereto, and the Borrower, respectively, enforceable against each such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

            5.5 No Legal Bar. (a) The execution, delivery and performance of the Loan Documents by the Loan Parties thereto, the borrowings hereunder and the use of the proceeds thereof will not (i) violate, result in a default under or conflict with any Requirement of Law, any material Contractual Obligation of, or any judgment, injunction, order or decree binding upon, the Borrower or of any of its Subsidiaries, including but not limited to the Borrower Senior Note Documents, and after the Merger, the Park Debt Documents and (ii) will not result in a default under, or result in or require the creation or imposition of any Lien on any of their respective properties or revenues pursuant to, any such Requirement of Law or Contractual Obligation.

            (b) The execution, delivery and performance by the Borrower of the Merger Agreement and the consummation of the Merger does not and will not: (i) violate any provision of law applicable to the Borrower, any Subsidiary of the Borrower, Park, any Subsidiary of Park or any other Loan Party, the certificate of incorporation or bylaws of the Borrower, the Subsidiaries of the Borrower, Park, any Subsidiary of Park or any other Loan Party, or any order, judgment or decree of any court or other agency of government binding on the Borrower, any Subsidiary of the Borrower, Park, any Subsidiary of Park or any other Loan Party; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of the Borrower, of any Subsidiary of the Borrower, Park, any Subsidiary of Park or of any other Loan Party except those defaults which could not reasonably be expected to cause a Company Material Adverse Effect, but specifically including but not limited to the Borrower Senior Note Documents and the Park Debt Documents; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower, any Subsidiary of the Borrower, Park, any Subsidiary of Park or any other Loan Party; or (iv) require any approval or consent of any Person under any material Contractual Obligation of the Borrower, any Subsidiary of the Borrower, Park, any Subsidiary of Park or any other Loan Party, except for such approvals or consents to be obtained on or before the consummation of the Merger or the absence of which could not reasonably be expected to cause a Company Material Adverse Effect.

            5.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect. No attachment, prejudgment or judgment Lien encumbers any asset of the Borrower or any of its Subsidiaries other than in respect of (i) claims as to which payment in full above any applicable customary deductible is covered by insurance or a bond or (ii) other claims aggregating not more than $10,000,000.

            5.7 No Default. The Borrower is not in default (and no condition exists which would constitute a default with the giving of notice or the passage of time) under or with respect to the Borrower Senior Note Debt. Neither the Borrower nor any of its Subsidiaries is in default (and no condition exists which would constitute a default with the giving of notice or the passage of time) under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect or under or with respect to any agreements relating to Capital Stock of the Borrower or any of its Subsidiaries. No Default or Event of Default has occurred and is continuing. On and after the Merger and for so long as the Park Debt is outstanding, no default exists (and no condition exists which would constitute a default with the giving of notice or the passage of time) under any of the Park Debt Documents.

            5.8 Ownership of Property; Intellectual Property. (a) Each of the Borrower and its Subsidiaries has good record and indefeasible title in fee simple to, or a valid leasehold interest in, in all material respects, in all its real property, and good title to, or a valid leasehold interest in, in all material respects, in all its other material property, and none of the property of the Borrower or of its Subsidiaries is subject to any Lien except as permitted by Section 8.3.

            (b) The Borrower and its Subsidiaries have the right to use all trademarks, tradenames, copyrights, technology, know-how or processes ("Intellectual Property") that are necessary for the conduct of its business as currently conducted except for those which the failure to own or license could not reasonably be expected to have a Material Adverse Effect. No material claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. To the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            5.9 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

            5.10 Taxes. (a) (i) Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable by it on said returns and all other material taxes, fees or other charges (collectively, the "Specified Taxes") imposed on it or any of its property by any Governmental Authority due and payable by it and (ii) to the knowledge of the Borrower, no material claim is being asserted with respect to any Specified Tax, other than, in each case with respect to this clause (a), Specified Taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently pursued and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the relevant Subsidiary, as the case may be, and (b) no tax Lien has been filed with respect to any Specified Tax other than as permitted pursuant to Section 8.3(a).

            5.11 Federal Regulations.  No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

            5.12 ERISA. Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect: (a) neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code; (b) no termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period; (c) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits; (d) neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and (e) no such Multiemployer Plan is in Reorganization or Insolvent.

            5.13 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness under this Agreement or the other Loan Documents.

            5.14 Capital Stock and Subsidiaries. (a) All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly issued in accordance with all applicable laws including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws.

            (b) Schedule 5.14 (as supplemented by the Borrower from time to time as required in Section 7.10) sets forth a true and complete list of (i) each of the Subsidiaries of the Borrower and their jurisdictions of incorporation, including a list of those entities to be acquired in connection with the Park Acquisition and their jurisdictions of incorporation; and (ii) the authorized Capital Stock of each of the Loan Parties (identifying the direct owner thereof other than with respect to the Borrower) and the percentage ownership (direct and indirect) of the Borrower in each class of Capital Stock of each of its Subsidiaries, including the percentage ownership (direct and indirect) of the Borrower in each class of Capital Stock of Park and each of the Subsidiaries of Park (identifying the direct owner thereof), after the Merger.

            (c) The outstanding shares of Capital Stock of (i) the Borrower and each Subsidiary and (ii) immediately after the Merger, of Park and of Park's Subsidiaries, have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise indicated on Schedule 5.14 or as permitted under Sections 8.5 or 8.8, all of the outstanding shares of each class of the Capital Stock of (i) each Subsidiary and (ii) after the Merger, of Park and Park's Subsidiaries, are owned, directly or indirectly, beneficially and of record, by the Borrower, free and clear of any Liens or adverse claim.

            (d) The Capital Stock of each of the Loan Parties (other than the Capital Stock of the Borrower), and after the Merger, of Park and each of the Subsidiaries of Park is owned by the stockholders and in the amounts set forth on Schedule 5.14 (as supplemented by the Borrower from time to time as required in Section 7.10). No shares of the Capital Stock of any Loan Party, Park or any Subsidiaries of Park, other than those described above, are issued and outstanding. There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party (other than the Borrower), Park or any Subsidiaries of Park of any shares of Capital Stock or other securities of any such entity other than with respect to PCI, the Park Warrants.

            (e) With respect to the Borrower, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings with respect to the Capital Stock of the Borrower which if exercised could cause a Default or an Event of Default hereunder.

            5.15 Insurance. Each Loan Party maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance covering its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

            5.16 Authorizations. Except as could not reasonably be expected to result in a Material Adverse Effect:

            (a) the Borrower and its Subsidiaries possess all Authorizations necessary for the operations of their businesses and are not in violation thereof. All such Authorizations are in full force and effect and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination (other than an expiration by its terms) or material and adverse modification of any such Authorization;

            (b) neither the Borrower nor any of its Subsidiaries is in violation of any duty or obligation required by the Communications Act of 1934, as amended, or any FCC rule or regulation applicable to it;

            (c) there is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to revoke, cancel, suspend or refuse to renew any FCC License held by the Borrower or any of its Subsidiaries, provided that the ownership of any FCC licensed radio station or television station following public notice of an initial decision by the FCC (as opposed to a FCC final order) to grant all or part of an application or request (i) to consent to the transfer of control or assignment of any FCC license, (ii) to grant a temporary waiver of any applicable FCC rule or regulation, and/or (iii) otherwise to permit such ownership by valid temporary action, shall not be a breach of this representation.

            (d) There is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to modify adversely, revoke, cancel, suspend or refuse to renew any other Authorization; and

            (e) there is not issued or outstanding or, to the best knowledge of the Borrower, threatened, any notice of any hearing, violation or complaint against the Borrower or any of its Subsidiaries with respect to the operation of their businesses.

            5.17 Environmental Matters. Except as could not reasonably be expected to result in a Material Adverse Effect:

            (a) the facilities and properties  owned,  leased or operated by the
      Borrower or any of its Subsidiaries (the "Properties") do not contain, and, to the knowledge of the Borrower to the extent not owned, leased or operated during the past five years, have not contained during the past five years, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law;

            (b) the Properties and all operations at the Properties are in compliance, and, to the knowledge of the Borrower to the extent not owned, leased or operated during the past five years, have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could interfere with the continued operation of the Properties or impair the fair saleable value thereof;

            (c) neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have any knowledge that any such notice will be received or is being threatened;

            (d) the Borrower has not transported or disposed of Materials of Environmental Concern nor, to the Borrower's knowledge, have Materials of Environmental Concern been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability to the Borrower or any Subsidiary under, any Environmental Law, nor has the Borrower generated any Materials of Environmental Concern nor, to the Borrower's knowledge, have Materials of Environmental Concerns been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability to the Borrower or any Subsidiary under, any applicable Environmental Law;

            (e) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to the Properties or the Business; and

            (f) the Borrower has not released, nor, to the Borrower's knowledge, has there been any release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.

            5.18 Accuracy of Projections. All pro forma financial information and projections made available to the Administrative Agent or any Lender by the Borrower pursuant to this Agreement or any other Loan Document have been prepared and furnished to the Administrative Agent or such Lender in good faith and were based on estimates and assumptions that were believed by the management of the Borrower to be reasonable in light of the then current and foreseeable business conditions of the Borrower and its Subsidiaries. The Administrative Agent and the Lenders recognize that such pro forma financial information and projections and the estimates and assumptions on which they are based may or may not prove to be correct.

            5.19 Solvency. As of the date on which this representation and warranty is made or deemed made, each Loan Party is Solvent, both before and after giving effect to the transactions contemplated hereby consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection herewith and therewith.

            5.20 Indebtedness. (a) Neither the Borrower, nor any of its Subsidiaries is an obligor on any Indebtedness except as permitted under Section 8.2.

            (b) On and after the Merger and until the earlier to occur of (i) the Payment Date and (ii) the payment in full of the Park Debt and the termination of the Park Debt Documents, neither Park nor any of the Subsidiaries of Park is an obligor on any Indebtedness for Borrowed Money, other than (x) the Park Debt and (y) Indebtedness evidenced by certain promissory notes with an aggregate outstanding principal balance of not more than $1,000,000.

            (c) The Borrower Senior Note Documents do not conflict with, or contain any terms or conditions any more restrictive than, the terms and conditions of this Agreement and the other Loan Documents.

            5.21 Labor Matters. There are no actual or overtly threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Loan Party which could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, other than any such violations, individually or collectively, which could not reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such nonpayments which could not, individually or collectively, reasonably be expected to have a Material Adverse Effect.

            5.22 Full Disclosure. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Loan Party which could reasonably be expected to have a Material Adverse Effect and which has not been disclosed, in writing, to the Managing Agents and the Lenders.

                         SECTION 6. CONDITIONS PRECEDENT

            6.1 Conditions to Initial Extensions of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit, of the following conditions precedent:

            (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, duly executed and delivered by the Borrower, (ii) any and all Notes requested by the Lenders, duly executed and delivered by the Borrower, payable to each such requesting Lender and (iii) the Guaranty of each Subsidiary, duly executed and delivered by each such Subsidiary.

            (b)  Closing  Certificate.   The  Administrative  Agent  shall  have
      received a certificate (a "Closing Certificate") of each Loan Party, dated the date of the initial extension of credit hereunder, substantially in the form of Exhibit H-1, with appropriate insertions and attachments, in each case reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the appropriate Loan Party.

            (c) Fees. The Administrative Agent shall have received all fees and expenses required to be paid on or before the date hereof referred to in
      Section 4.3(b).

            (d) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of the General Counsel of the Loan Parties, substantially in the form of Exhibit I and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request.

            (e) Financial Statements. The Lenders shall have received audited consolidated financial statements of the Borrower for the 1995 fiscal year, which financial statements shall have been prepared in accordance with GAAP and shall be accompanied by an unqualified report thereon prepared by Ernst & Young, L.L.P.

            (f) Satisfactory Organizational and Capital Structure. The stock ownership of each of the Subsidiaries shall be consistent with the structure described in Schedule 5.14.

            (g) Termination of the Existing Credit Agreement. The Borrower shall provide evidence to the Administrative Agent that (i) the Existing Credit Agreement shall be terminated, (ii) all liens created in connection therewith, if any, shall be terminated and (iii) all Indebtedness outstanding thereunder has been paid in full, in each case concurrently with the making of the initial extensions of credit hereunder.

            (h) Governmental and Third Party Approvals. All governmental approvals and material third party approvals necessary in connection with the financing contemplated hereby shall have been obtained and be in full force and effect.

            (i) Borrower Senior Note Debt. The Borrower shall either (i) provide evidence to the Administrative Agent that the Borrower Senior Note Debt shall have been paid in full and the Borrower Senior Note Documents and all liens relating thereto shall have been terminated, in each case concurrently with the making of the initial extensions of credit hereunder, or (ii) provide the Administrative Agent with (x) fully executed amendments to the Borrower Senior Note Documents, in form and substance reasonably satisfactory to the Administrative Agent and (y) an Intercreditor Agreement fully executed by the holders of the Borrower Senior Note Debt and the Lenders, in form and substance satisfactory to the Administrative Agent.

            (j) Amendments to Other Indebtedness. The Administrative Agent shall have received fully executed amendments to the Indebtedness listed on
      Schedule 8.2(e), in form and substance satisfactory to the Administrative Agent.

            (k) Additional Documentation. All other documentation, including, without limitation, any tax sharing agreement, employment agreement, management compensation arrangement or other financing arrangement, of the Borrower or any of its Subsidiaries shall be reasonably satisfactory in form and substance to the Lenders.

            (l) Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate, executed by the Borrower, demonstrating in a manner reasonably satisfactory to the Administrative Agent, pro forma compliance with the financial covenants (based on the last day of the most recently ended fiscal quarter) set forth in Section 8.1 as of the date of the initial extension of credit hereunder.

            6.2 Conditions to Extensions of Credit Relating to the Merger or the Redemption, Defeasance or Retirement of the Park Debt. The Agreement of each Lender to make extensions of credit relating to the Merger and/or the redemption, defeasance or retirement of the Park Debt is subject to the satisfaction, immediately prior to or concurrently with the making of such extensions of credit, of the following conditions precedent:

            (a) Consummation of Merger. For extensions of credit relating to the Merger, the Administrative Agent shall have received satisfactory evidence that the Merger shall have been simultaneously consummated for an aggregate purchase price not to exceed the "Merger Consideration" as that term is defined in the Merger Agreement, and no material provision thereof shall have been amended, supplemented, waived or otherwise modified without the prior written consent of the Majority Lenders.

            (b) Pro Forma Balance Sheets. The Lenders shall have received (i) reasonably satisfactory projected pro forma balance sheets of the Borrower and its Subsidiaries (after giving effect to the Merger and the redemption, defeasance or retirement of the Park Debt, as applicable, and the financing contemplated hereby) based on the most recently ended fiscal quarter and (ii) unaudited interim consolidated financial statements of the Borrower for each fiscal quarter ended during the portion of the 1996 fiscal year preceding such fiscal quarter, and such financial statements shall not reflect any material adverse change in the consolidated financial condition of the Borrower as reflected in the 1995 audited financial statements referred to in Section 6.1 or in the projections previously delivered to the Lenders.

            (c) Governmental and Third Party Approvals. All governmental approvals and material third party approvals necessary in connection with the consummation of the Merger shall have been obtained and shall be in full force and effect, and the filings required by the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, shall have been made, and all applicable waiting periods with respect thereto shall have expired without any action being taken or threatened which would restrain, prevent or otherwise impose materially adverse conditions on the Merger or the financing thereof.

            (d) No Material Litigation. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened in writing which would reasonably be expected to have a material adverse effect on the Merger or on the redemption, defeasance or retirement of the Park Debt, as applicable.

            (e) No Material Adverse Effect. For extensions of credit relating to the Merger, there shall not have occurred any Company Material Adverse Effect (as such term is defined in the Merger Agreement) since July 19, 1996.

            (f) Pro Forma Covenant Compliance and No Default. Prior to any borrowing related to the consummation of the Merger and prior to any borrowing related to the redemption, defeasance, retirement or other payment of the Park Debt, (i) the Administrative Agent shall have received a Compliance Certificate evidencing the Borrower's pro forma compliance with Section 8.1 as of the last day of the most recently ended fiscal quarter, both before and after giving effect to such requested borrowings, and (ii) no default, or event which with notice or the lapse of time or both could become a default, shall exist under the Park Debt Documents.

            (g) Park Financial Statements. The Borrower shall have delivered audited financial statements of Park and its Subsidiaries for the fiscal year ending December 31, 1995 and unaudited financial statements for each fiscal quarter ended prior to the Merger, in form and substance satisfactory to the Lenders.

            (h) Authorization. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including any partner or shareholder or noteholder of Park or any Subsidiary of Park) shall be required to be obtained or made by the Borrower, any Subsidiary, Park or any Subsidiary of Park in connection with the consummation of the Merger or the redemption, defeasance or other retirement of the Park Debt, other than those that have been obtained.

            (i) Merger Documentation. Concurrently with any borrowing related to the consummation of the Merger, the Administrative Agent shall have received satisfactory evidence of (i) the filing of the documents effecting the Merger and (ii) the issuance of the certificate of merger by the Corporations Commission of the State of Delaware.

            (j) Termination of Contingent Warrants. Concurrently with the initial extension of credit made for the redemption, defeasance or other retirement of the Park Debt, the Administrative Agent shall have received evidence satisfactory to it that a Contingent Warrant Cancellation Event shall have occurred concurrently with such extension of credit.

            (k) Closing Certificate. The Administrative Agent shall have received a Closing Certificate of the Borrower, dated the date of the Merger and dated the date of the initial borrowing for the redemption of the Park Debt, respectively, substantially in the form of Exhibit H-2 with appropriate insertions and attachments, executed by a Responsible Officer and the Secretary or Assistant Secretary of the Borrower.

            (l) No Default Under Other Agreements. There shall exist no default (or condition which would constitute such default with the giving of notice or the passage of time) under (i) any Contractual Obligations of Park, PCI, PBI, PNI or any of their respective Subsidiaries which could reasonably be expected to cause a Company Material Adverse Effect, or (ii) the Park Debt Documents.

            6.3 Conditions to Each Extension of Credit. The obligation or agreement of each Lender to make any Loan or to issue any Letter of Credit requested to be made or issued by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans or the issuing of such Letters of Credit, of the following conditions precedent:

            (a) No Material Litigation. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened in writing which could reasonably be expected to have a Material Adverse Effect.

            (b) No Material Adverse Effect. There shall not have occurred any change, development or event which could reasonably be expected to have a Material Adverse Effect.

            (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents to which it is a party shall be true and correct in all material respects on and as of such date as if made on and as of such date, after giving effect to the Loans requested to be made or the Letters of Credit to be issued on such date and the proposed use of the proceeds thereof.

            (d) No Default. No Default or Event of Default shall have occurred and be continuing on such date or will occur after giving effect to the extension of credit requested to be made on such date and the proposed use of the proceeds thereof.

            (e) Notice of Borrowing; Application. The Borrower shall have submitted (i) a Notice of Borrowing in accordance with Section 2.3 and/or
      2.6 and shall certify to the matters set forth in Section 6.3(a) through and including (d) and/or (ii) an Application in accordance with Section 3.2.

            (f) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by or issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the applicable conditions contained in this Section 6 have been satisfied.

                        SECTION 7. AFFIRMATIVE COVENANTS

            The Borrower hereby agrees that, so long as any Commitment remains in effect, any Loan or Letter of Credit shall be outstanding or any other Obligation is due and payable to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and shall cause each Subsidiary of the Borrower to:

            7.1 Financial Statements. Furnish to the Administrative Agent for subsequent distribution to each Lender:

            (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the annual reports, on Form 10-K, which the Borrower is required to file with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934; and

            (b) as soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, a copy of the quarterly reports, on Form 10-Q, which the Borrower is required to file with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934.

All such reports shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by the Borrower's accountants or a Responsible Officer, as the case may be, and disclosed therein). If the Borrower is not required to file with the Commission such reports and other information referred to in Sections 7.1(a) and (b) above, the Borrower shall furnish (i) within 120 days after the end of each fiscal year, annual reports containing the information required to be contained in Form 10-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in comparable items of any successor form, (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form and (iii) promptly from the time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form.

            7.2   Certificates;    Other    Information.    Furnish   to   the
Administrative Agent for subsequent distribution to each Lender:

            (a) concurrently with the delivery of the financial statements referred to in Section 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

            (b) concurrently with the delivery of the financial statements referred to in Sections 7.1(a) or (b), a Compliance Certificate executed by a Responsible Officer of the Borrower and each of its Consolidated Subsidiaries;

            (c) without duplication of the financial statements delivered pursuant to Section 7.1, within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to the holders of any class of its debt securities, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

            (d) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

            7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the relevant Subsidiary, as the case may be.

            7.4 Conduct of Business and Maintenance of Existence, etc. (a) Continue to engage in businesses of the same general type as now being conducted by it and related businesses and preserve, renew and keep in full force and effect its organizational existence and take all reasonable action to maintain all material rights, privileges and franchises necessary in the normal conduct of its business except as otherwise permitted pursuant to Section 8.4.

            (b)  Comply  with  all   Contractual   Obligations   and  applicable
Requirements of Law, except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

            7.5 Maintenance of Property; Insurance. Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted) consistent with customary practices in the applicable industry; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business.

            7.6 Inspection of Property; Books and Records; Discussions. Keep and maintain a system of accounting established and administered in accordance with sound business practices and keep and maintain proper books of record and accounts; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours and as often as may reasonably be requested and upon reasonable notice and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with their independent certified public accountants; provided that representatives of the Borrower designated by a Responsible Officer may be present at any such meeting with such accountants.

            7.7 Notices. Promptly after the Borrower obtains knowledge thereof, give notice to the Administrative Agent and each Lender of:

            (a)   the occurrence of any Default or Event of Default;

            (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case could reasonably be expected to have a Material Adverse Effect;

            (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries (i) which could reasonably be expected to result in an adverse judgment of $10,000,000 or more and not covered by insurance or
      (ii) in which injunctive or similar relief is sought which in the case of this clause (ii) could reasonably be expected to materially interfere with the ordinary conduct of business of the Borrower or its Subsidiaries;

            (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows thereof: (i) the occurrence of any material Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

            (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action is proposed to be taken with respect thereto.

            7.8 Environmental Laws. (a) Comply with, and use reasonable efforts to require compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to require that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except, in each case, to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

            (b) Comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings diligently pursued.

            7.9 Use of Proceeds. The Borrower shall use the proceeds of the Loans and the Letters of Credit only (a) to pay in full all obligations and terminate all agreements relating to the Existing Credit Agreement and, to the extent the Borrower does not comply with Section 6.1(i)(ii), the Borrower Senior Note Debt, (b) to finance current and future acquisitions, including the Park Acquisition, (c) to redeem, defease or otherwise retire up to $476,000,000 of the Park Debt in connection with the Park Acquisition and to pay any and all interest (including paid-in-kind notes), fees, penalties and premiums associated with such redemption, defeasance or other retirement, (d) to finance capital expenditures, and (e) for general corporate purposes.

            7.10  Subsidiary  Guaranty.  After the creation or  acquisition of a
Subsidiary, (a) promptly notify the Administrative Agent of the existence thereof, (b) deliver to the Administrative Agent, a revised Schedule 5.14 updating the information reflected therein within ten (10) days after the end of each fiscal quarter of the Borrower and (c) promptly, cause each such new Subsidiary to execute and deliver to the Administrative Agent, a Supplement to Guaranty Agreement, pursuant to which, inter alia, each such new Subsidiary shall guarantee the Obligations. Notwithstanding the foregoing, PCI, PBI, PNI and the Subsidiaries of PBI and PNI, respectively, shall not be required to execute and deliver a Supplement to Guaranty Agreement until the earlier to occur of (i) the Payment Date and (ii) in the case of PCI, the date the PCI Senior Notes are paid in full, in the case of PBI and the Subsidiaries of PBI, the date the PBI Senior Notes are paid in full and, in the case of PNI and the Subsidiaries of PNI, the date the PNI Senior Notes are paid in full.

            7.11 Hedging Requirements. The Borrower will maintain a hedging agreement to fix at least 25.0% of the amount of Loans, Letters of Credit and Reimbursement Agreements outstanding, on terms and conditions acceptable to the Arranging Agents, at all times during any time that the interest rate payable on U.S. Government Treasury Notes with a maturity of three years or less exceeds 7.5% per annum and the Leverage Ratio is greater than 3.50 to 1.00. The Borrower shall have 20 days to come into compliance with the provisions of this Section 7.11.

                          SECTION 8. NEGATIVE COVENANTS

            The Borrower agrees hereby that, so long as any Commitment remains in effect, any Loan or Letter of Credit is outstanding, or any other Obligation is due and payable to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and the Borrower shall not permit any of its Subsidiaries to, directly or indirectly:

            8.1   Financial Condition Covenants.

            (a) Leverage Ratio. Permit the Leverage Ratio, at the end of any fiscal quarter occurring during any period set forth below, to be greater than the ratio set forth opposite such period below:

                       Period                                     Ratio
                       ------                                     -----
            Effective Date through and including 9/30/97      5.25 to 1.00
            10/01/97 through and including 12/31/97           5.00 to 1.00
            01/01/98 through and including 12/31/98           4.50 to 1.00
            01/01/99 through and including 12/31/99           4.00 to 1.00
            01/01/2000 and thereafter                         3.50 to 1.00


            (b) Interest Coverage Ratio. Permit the Interest Coverage Ratio, at the end of any fiscal quarter occurring during any period set forth below, to be less than the ratio set forth opposite such period below:

                       Period                                     Ratio
                       ------                                     -----
            Effective Date through 12/31/98                   2.50 to 1.00
            01/01/99 and thereafter                           3.00 to 1.00

            (c) Minimum Net Worth. Permit Consolidated Net Worth to be less than 90% of Consolidated Net Worth as of September 29, 1996, (A) plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after September 29, 1996 (taken as one accounting period), calculated quarterly but excluding from such calculations of Reported Net Income for purposes of this clause (i) any quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after September 29, 1996, (B) minus, (i) the after tax net income impact of any cash premiums, penalties or fees paid by June 30, 1997 in connection with the redemption, defeasance or other retirement of the Park Debt, not to exceed $50,000,000, (C) minus, the after tax net income impact of any non-cash charges related to such redemption, defeasance or other retirement of the Park Debt, (D) minus, the amount paid for the redemption of the Capital Stock of the Borrower owned by D. Tennant Bryan in connection with his death, not to exceed $20,000,000 pursuant to the Redemption Agreement and subject to Section 8.6.

            8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness of the Borrower or any Subsidiary of the Borrower, except:

            (a)   Indebtedness arising under this Agreement;

            (b)   the Park Debt until the Payment Date;

            (c) Interest Rate Hedge Agreements entered into with the Lenders or any of them for the purpose of hedging against interest rate fluctuations with respect to variable rate Indebtedness of the Borrower or any of its Subsidiaries;

            (d) Indebtedness of the Borrower and/or any Subsidiary not otherwise permitted by this Section 8.2, provided that immediately prior to and after giving effect to the creation, incurrence or assumption of such Indebtedness (i) the aggregate amount of all such other Indebtedness of the Borrower and its Subsidiaries, on a combined basis shall not at any time outstanding exceed $25,000,000 and (ii) no Default or Event of Default shall have occurred or result therefrom;

            (e) Indebtedness (other than the Park Debt) in existence on the date hereof and listed on Schedule 8.2(e) (but no refinancings, refundings or replacements thereof); and

            (f) in addition to the Indebtedness described in Section 8.2(e), so long as (i) no Default or Event of Default shall have occurred or result therefrom and (ii) the Leverage Ratio is less than 3.50 to 1.00 both before and after the creation, incurrence or assumption thereof, unsecured Indebtedness of the Borrower (but not any Subsidiary, other than Indebtedness of the Subsidiaries in the form of guaranties of Indebtedness issued under the 1995 Master Shelf Agreement) which has a longer average life and maturity, no principal amortization and covenants no less favorable or more restrictive, in the judgment of the Arranging Agents, to the interests of the Borrower and the Lenders than this Agreement, provided that during any time (the "Restricted Period") that the Leverage Ratio is greater than or equal to 3.50 to 1.00, the amount of such unsecured Indebtedness permitted hereby shall be limited to $200,000,000 in the aggregate at any time outstanding during such Restricted Period.

            8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

            (a) Liens for taxes, assessments or governmental charges arising in the ordinary course of business which are not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or the applicable Subsidiary, as the case may be, in conformity with GAAP;

            (b)   carriers',    warehousemen's,    mechanics',    materialmen's,
      repairmen's or other like Liens arising in the ordinary course of business which are not yet due and payable;

            (c) Liens in existence on the date hereof listed on Schedule 8.3(c), securing Indebtedness permitted by Section 8.2(e) and Liens securing any of the Park Debt, provided that (x) no such Lien is spread to cover any additional property, (y) the amount of the Indebtedness secured thereby is not increased and (z) the Liens securing the Park Debt are terminated and released on or before the Payment Date;

            (d) Liens for Capital Lease Obligations incurred after the Effective Date and created contemporaneously with such Capital Lease Obligations to secure same, provided that such Liens shall only attach to the property so leased and provided that such Liens, when combined with the amount of purchase money Liens and Acquisition Liens outstanding under Sections 8.3(e) and (f), shall not exceed $25,000,000 in the aggregate at any time outstanding;

            (e) purchase money Liens on property acquired after the Effective Date and created contemporaneously with the acquisition of such property to secure or provide for the payment or financing of the purchase price thereof, provided that such Liens shall only attach to the property so acquired and provided that such Liens, when combined with the amount of Liens for Capital Lease Obligations and Acquisition Liens outstanding under Sections 8.3(d) and (f), shall not exceed $25,000,000 in the aggregate at any time outstanding;

            (f) Liens (i) existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event, (ii) on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event, or (iii) existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition (collectively, "Acquisition Liens"), provided that such Liens, when combined with the amount of Liens for Capital Lease Obligations and purchase money Liens outstanding under Sections 8.3(d) and (e), shall not exceed $25,000,000 in the aggregate at any time outstanding;

            (g) judgment liens and similar liens arising in connection with court proceedings provided that the execution and other enforcement of such liens is effectively stayed and the judgment or claim secured thereby is being contested in good faith; and

            (h) Liens  incurred  or pledges  or  deposits  made in the  ordinary course of business, including those in connection with workers' compensation, unemployment insurance and other types of social security benefits and contractual, common law or statutory rights of set off against deposits with depository institutions; provided that such Liens incurred or pledges or deposits made were not incurred or made in connection with the borrowing of money or the obtaining of advances or credit and do not, in the aggregate, materially detract from the value of the property or assets or impair the use thereof in the operation of the business of the Borrower or its Subsidiaries.

            8.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation with any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets to any Person, or make any material change in its present method of conducting business, except:

            (a) a Subsidiary may merge into or be acquired by the Borrower if the Borrower is the survivor thereof;

            (b) a Subsidiary may merge into or be acquired by another Subsidiary, provided that (i) if one of the Subsidiaries is a Wholly Owned Subsidiary or a Guarantor Subsidiary, such Wholly Owned Subsidiary or Guarantor Subsidiary shall be the surviving entity and (ii) prior to the earlier to occur of the (x) Payment Date and (y) the date the Park Debt is paid in full and the Park Debt Documents are terminated, neither Park nor any of the Subsidiaries of Park may merge into Borrower or another
      Subsidiary of Borrower, except for the Merger and except for mergers between Park and Subsidiaries of Park or between Subsidiaries of Park;

            (c) the Borrower may merge with another Person, provided that (i) such Person is organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger, (iii) both immediately before and after giving effect to such merger, no Default or Event of Default shall have occurred or result therefrom and (iv) 60 days before such merger, the Borrower shall provide the Administrative Agent evidence of pro forma compliance with all of the terms and conditions of this Agreement; and

            (d) Dispositions permitted under Section 8.5.

            8.5 Limitation on Sale of Assets. Convey, sell, lease, assign, exchange, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired to any Person (a "Disposition"), except that the Borrower or a Subsidiary may make a Disposition if such Disposition is less than substantially all of its assets, in the case of the Borrower, and in any case, all of the following conditions are satisfied: (i) both immediately before and after giving effect to such Disposition, no Default or Event of Default shall have occurred or would result therefrom, (ii) the net proceeds from such Disposition shall be used to prepay the Loans (except for net proceeds from Dispositions of property made in the ordinary course of business of the Borrower or a Subsidiary), but the Total Commitment shall not be reduced, (iii) prior to any such Disposition which involves assets that generated more than 10% of EBITDA of the last immediately preceding four fiscal quarters, the Borrower provides evidence of pro forma compliance with all of the terms and conditions of this Agreement and (iv) to the extent such Disposition consists of the sale of Capital Stock of a Subsidiary, such Disposition may only be made so long as
(x) the Disposition is for 100% of the Capital Stock of such Subsidiary or (y) the Disposition is for an amount of Capital Stock sufficient to cause such entity to no longer be a "Subsidiary" as such term is defined in this Agreement and provided that the ownership interest in such entity retained by the Borrower or a Subsidiary does not cause a violation of Section 8.8. Upon any Disposition of a Guarantor Subsidiary in compliance with this Section 8.5, the Administrative Agent will terminate, and release such Guarantor Subsidiary from, the Guaranty.

            8.6 Limitation on Restricted  Payments;  Other Payment  Limitations.
(a) Declare or pay any dividend or distribution in respect of, or make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any shares of or interests in any class of Capital Stock of the Borrower (other than the repurchase of Warrant Shares or Warrants permitted under Section 8.6(b) hereof) or make any payment on account of, or set apart assets for a sinking or other analagous fund for the purchase, redemption, defeasance or retirement of any principal on account of any Indebtedness of the Borrower or its Subsidiaries (other than Indebtedness permitted under Sections 8.2(a), (c), (d) and (e) hereof), including, but not limited to, the Park Debt (except payments for the purpose of redeeming, defeasing or otherwise retiring of the Park Debt on or before the Payment Date), whether now or hereafter outstanding, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries (collectively,"Restricted Payments"); provided that (i) if both immediately before and after giving effect thereto no Default or Event of Default shall have occurred or would result therefrom and (ii) (A) the Leverage Ratio is greater than or equal to 4.50 to 1.00, the Borrower and each such Subsidiary may make Restricted Payments, not to exceed in the aggregate for any fiscal year, an amount equal to $16,000,000, (B) the Leverage Ratio is less than 4.50 to 1.00 and greater than or equal to 4.00 to 1.00, the Borrower and each Subsidiary may make Restricted Payments, not to exceed in the aggregate for any fiscal year, an amount equal to the higher of (x) $16,000,000 or (y) 75% of Excess Cash Flow, and (C) the Leverage Ratio is less than 4.00 to 1.00, the Borrower and each such Subsidiary may make dividends or distributions so long as the Borrower maintains pro forma compliance with the covenants of this Agreement. Notwithstanding the foregoing, upon the death of D. Tennant Bryan the Borrower may redeem up to $20,000,000 of the stock of D. Tennant Bryan pursuant to the terms and conditions of the Redemption Agreement, provided that both immediately before and after giving effect thereto no Default or Event of Default shall have occurred or would result therefrom.

            (b) Permit PCI to declare or pay any dividend or distribution in respect of or make any payment on account of the Warrant Shares so long as any Warrant Shares are outstanding and owned by any person other than by a Wholly-Owned Subsidiary; provided that the Borrower or PCI may purchase from the holder thereof any Warrant Shares or Warrants.

            8.7 Limitation on Acquisitions. Purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or any significant part of a business unit of any Person (collectively, "Acquisitions"), except acquisitions through the purchase of stock or assets in any Permitted Line of Business; provided that (i) no such acquisition may be made if a Default or an Event of Default shall have occurred and be continuing or would result therefrom; (ii) prior to any Acquisition in excess of $25,000,000, the Borrower provides evidence of pro forma compliance with all of the terms and conditions of this Agreement; and (iii) if such acquisition is of Capital Stock of any Person, such acquisition must also comply with the provisions of Section 8.8(c) or (e).

            8.8 Investments, Loans, Etc. Purchase or otherwise acquire or invest in the Capital Stock of, or any other equity interest in, any Person (including, without limitation, the Capital Stock of the Borrower), or make any loan to, or enter into any arrangement for the purpose of providing funds or credit to, or, guarantee or become contingently obligated in respect of the obligations of or make any other investment, whether by way of capital contribution or otherwise, in, to or with any Person, or permit any Subsidiary so to do (all of which are sometimes referred to herein as "Investments"), except:

            (a)   Investments in Cash Equivalents;

            (b)  Investments  in  existence  on the date  hereof  and  listed on
      Schedule 8.8(b);

            (c) Investments by the Borrower or its Subsidiaries in (x) existing Guarantor Subsidiaries or (y) any other Person, provided that contemporaneously with any such Investment such Person becomes a Guarantor Subsidiary;

            (d) Investments by the Borrower or any Subsidiary in Southeast Paper to the extent such investments are less than or equal to (x) the aggregate of distributions made to Virginia Paper from Southeast Paper since September 22, 1996, minus the sum of (y) distributions by Southeast Paper to Virginia Paper required by the Southeast Paper partnership agreement to fund the tax obligations of Virginia Paper related to its partnership interest in Southeast Paper since September 22, 1996, and (z) investments by Virginia Paper into Southeast Paper since the Effective Date;

            (e) in addition to  Investments  permitted  under Section 8.8(b) and
      (d), provided no Default or Event of Default exists or would result therefrom, Investments made after the Effective Date in a Permitted Line of Business not to exceed $50,000,000 in the aggregate at any time outstanding;

            (f)  Investments  made prior to the Payment  Date by the Borrower in
      (x) PCI, not to exceed $91,000,000, (y) PNI, not to exceed $60,000,000 and
      (z) PBI, not to exceed $100,000,000, in each case solely for the purpose of allowing each of PCI, PBI and PNI to promptly redeem a corresponding dollar amount of the PCI Senior Notes, the PBI Senior Notes and the PNI Senior Notes, respectively; and

            (g) the Borrower or any Subsidiary may acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any such Subsidiary.

            8.9 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than a Guarantor Subsidiary as specifically permitted herein) other than transactions (a) otherwise permitted under this Agreement and (b) entered into in the ordinary course of the Borrower's or such Subsidiary's business, the terms of which are fair and reasonable and in the best interests of the Loan Party which is party to the transaction and which transaction is approved by the Board of Directors of the Borrower.

            8.10 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower; provided that PCI and Subsidiaries of PCI may permit the foregoing restrictions to exist pursuant to the Park Debt Documents until the Payment Date.

            8.11 Limitation on Lines of Business. Enter into any new business, either directly or through any Subsidiary other than businesses related to those currently conducted by the Borrower and its Subsidiaries or businesses related to the communication business (a "Permitted Line of Business").

            8.12 Limitation on Issuance of Capital Stock. In the case of a Subsidiary, issue, sell, assign, exchange, transfer, pledge or otherwise dispose of or encumber any shares of Capital Stock of such Subsidiary, except to the Borrower or a Wholly Owned Guarantor Subsidiary.

            8.13 No Modification of Park Warrants. Amend, modify or otherwise change the terms and conditions of the Park Warrants.

                          SECTION 9. EVENTS OF DEFAULT

            If any of the following events shall occur and be continuing:

            (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder, on or prior to the date which is five days (or, if later, five Business Days) after any such interest or other amount becomes due in accordance with the terms hereof; or

            (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any Information furnished at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 7.7(a),
      Section 7.11 or Section 8 of this Agreement; or

            (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
      (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the Administrative Agent shall have given the Borrower notice thereof; or

            (e) (i) The Borrower or any of its Subsidiaries shall default in making any payment of any principal of any Indebtedness (including, without limitation, any Guaranty Obligation, but excluding the Loans and Reimbursement Obligations) other than the Borrower Senior Note Debt, any Indebtedness issued pursuant to the 1995 Master Shelf Agreement and any Guarantee Obligations of the Subsidiaries in respect thereof (the "Excluded Indebtedness"; all such Indebtedness other than the Excluded Indebtedness, collectively, the "Non-Excluded Indebtedness") beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) the Borrower or any of its Subsidiaries shall default in making any payment of any interest on any such Non-Excluded Indebtedness beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Non-Excluded Indebtedness was created; or (iii) the Borrower or any of its Subsidiaries shall default in the observance or performance of any other agreement or condition relating to any such Non-Excluded Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Non-Excluded Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Non-Excluded Indebtedness to become due or to be purchased or repurchased prior to its stated maturity (or, in the case of any such Non-Excluded Indebtedness constituting a Guaranty Obligation, to become payable prior to the stated maturity of the primary obligation covered by such Guaranty Obligation); provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not constitute an Event of Default under this Agreement unless, at the time of such default, event or condition one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred with respect to Non-Excluded Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; or

            (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (g) (i) Any Person shall engage in any "prohibited  transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

            (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days after the entry thereof; or

            (i) Any material provision of the Loan Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party shall so assert;

            (j)   A Change of Control shall occur;

            (k) On and after the date the Park Acquisition is consummated, a default or event of default shall occur under any of the Park Debt;

            (l) Provided that the Merger has been consummated, (i) the Park Debt shall not have been paid in full, (ii) the Liens securing the Park Debt shall not have been released and terminated, (iii) the Park Contingent Warrant Cancellation Event shall not have occurred or (iv) the Park Debt Documents shall not have been terminated, in each case on or before the date which is 50 days after the Merger (the "Payment Date"); or

            (m) The holders of the Borrower Senior Note Debt or the holders of any Indebtedness issued pursuant to the 1995 Master Shelf Agreement shall accelerate such Indebtedness or otherwise cause such Indebtedness to become payable prior to the stated maturity thereof.

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) of this Section 9 with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon such Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this

Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied, all Loans shall have been paid in full and no other Obligations shall be due and payable, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

            Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                      SECTION 10. THE ADMINISTRATIVE AGENT

            10.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this
Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

            10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

            10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

            10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

            10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender (except in the case of a Default under Section 9(a)) or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

            10.6 Non-Reliance on the Administrative Agent and the Other Lenders.
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Specified Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with their Specified Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

            10.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

            10.9 Successor Administrative Agent. (a) The Administrative Agent may resign as the Administrative Agent upon 30 days' notice to the Lenders and the appointment of a successor Administrative Agent as hereinafter provided. If the Administrative Agent shall resign as the Administrative Agent under this Agreement and the other Loan Documents, then, unless an Event of Default shall have occurred and be continuing (in which case, the Majority Lenders shall appoint a successor), the Borrower shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by the Majority Lenders (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Borrower (or in the case of an Event of Default, by the Majority Lenders) and such successor Administrative Agent has not accepted such appointment within 30 days after such resignation, then the resigning Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent hereunder shall be either a Lender or, if none of the Lenders is willing to serve as successor Administrative Agent, a major international bank having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor Administrative Agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as the Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

            (b) In the event that the Administrative Agent shall have breached any of its material obligations to the Lenders hereunder, the Majority Lenders may remove the Administrative Agent, effective on the date specified by them, by written notice to the Administrative Agent and the Borrower. Upon any such removal, the Borrower, provided that no Event of Default shall have occurred and be continuing (in which case the Majority Lenders shall make the appointment), shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall be approved by the Majority Lenders (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Borrower (or in the case of an Event of Default, by the Majority Lenders) and such successor Administrative Agent has not accepted such appointment within 30 days after notification to the Administrative Agent of its removal, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent hereunder shall be either a Lender or, if none of the Lenders is willing to serve as successor Administrative Agent, a major international bank having combined capital and surplus of at least $500,000,000. Such successor Administrative Agent, provided that no Event of Default shall have occurred and be continuing, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. The Borrower and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's removal hereunder as the Administrative Agent, the provisions of this
Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents. If at any time there shall not be a duly appointed and acting Administrative Agent, the Borrower agrees to make each payment due hereunder and under the Notes directly to the Lenders entitled thereto during such time.

            10.10 Other Agents. Neither the Documentation Agent, the Syndication Agent nor any Arranging Agent, in each case in its capacity as such, shall have any duties or responsibilities hereunder, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any such Agent in its capacity as such.

                            SECTION 11. MISCELLANEOUS


            11.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Majority Lenders and each relevant Loan Party may, or, with the written consent of the Majority Lenders, the Administrative Agent and each relevant Loan Party may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan, any installment thereof or of any Reimbursement Obligations, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Commitment of any Lender, or make any change in the method of application of any payment of the Loans and Reimbursement Obligations specified in Section 4.2 or Section 4.8 without the consent of each Lender directly affected thereby, (ii) waive, extend or reduce any mandatory Commitment reduction pursuant to Section 4.2, (iii) amend, modify or waive any provision of this Section 11.1 or reduce any percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents or except as provided in
Section 8.5, release any Guarantor Subsidiary from its obligations under the Guaranty, (iv) amend, modify or waive any condition precedent to any extension of credit set forth in Section 6, in each case of (i), (ii), (iii) and (iv) above, without the written consent of all of the Lenders, (v) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agent or (vi) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lender; provided, further, that no amendment, supplement or modification shall be made to (x) those provisions of

Section 9(e) which relate to Excluded Indebtedness or (y) Section 9(m) without, in each case, the prior written consent of the holders of the Borrower Senior Note Debt and the holders of any Indebtedness issued under the 1995 Master Shelf Agreement. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, certified mail, return receipt requested, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, the Subsidiaries and the Administrative Agent, and as set forth in Schedule 1.1 (or, with respect to any Lender that is an Assignee, in the applicable
Assignment and Acceptance) in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

      The Borrower:                 Media General, Inc.
                                    333 East Grace Street
                                    Richmond, Virginia  23219
                                    Attention: Chief Financial Officer
                                    Fax: (804) 649-6524

      The Administrative Agent:     NationsBank of Texas, N.A.
                                    901 Main Street, 64th Floor
                                    Dallas, Texas 75202
                                    Attention: Pam Kurtzman
                                    Fax: (214) 508-9390

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Section 2 or 3 shall not be effective until received.

            11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            11.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

            11.5 Payment of Expenses and Taxes. (a) The Borrower agrees (i) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (ii) to pay or reimburse each Lender and the Administrative Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent, (iii) without duplication of amounts payable pursuant to Sections 4.9 and 4.10, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (iv) without duplication of amounts payable pursuant to Sections 4.9 and 4.10, to pay, indemnify, and hold each Lender, each Issuing Lender and the Administrative Agent, and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "indemnitee"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents or the use of the proceeds of the Loans (all the foregoing in this clause (iv), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such indemnitee. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

            (b) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

            11.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that neither the Borrower nor the Subsidiaries may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

            (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final scheduled maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 11.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided that, in the case of Section 4.10, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

            (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Person (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit A, executed by such Assignee and such assigning Lender and delivered to the Administrative Agent for its acceptance and recording in the Register (with a copy to the Borrower); provided that, (i) no such assignment (other than to any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 and $1,000,000 increments in excess thereof, (ii) after giving effect to any such assignment, the amount of the Commitment, Loans and Letters of Credit of the assigning Lender (together with any Lender which is an affiliate of such assigning Lender) being assigned shall either be (A) zero, or (B) more than 49% of its original Specified Percentage of the Total Commitment (as reduced if at all pursuant to Section 4.2(e)) and (iii) each assignment (other than to any Lender or any affiliate thereof) made when no Default or Event of Default has occurred and is continuing shall be subject to the prior written consent of the Borrower (which consent shall not be unreasonably withheld). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement.

            (d) Any Non-U.S. Lender that could become completely exempt from withholding of any tax, assessment or other charge or levy imposed by or on behalf of the United States or any taxing authority thereof ("U.S. Taxes") in respect of payment of any Obligations due to such Non-U.S. Lender under this Agreement if the Obligations were in registered form for U.S. federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange any promissory note(s) evidencing such Obligations for promissory note(s) registered as provided in paragraph (f) below and substantially in the form of Exhibit J (an "Alternative Note"). Alternative Notes may not be exchanged for promissory notes that are not Alternative Notes.

            (e) Each Non-U.S. Lender that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Non-U.S. Lender if the Obligations were in registered form for U.S. Federal income tax purposes and that holds Alternative Note(s) (an "Alternative
Noteholder") (or, if such Alternative Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Borrower prior to or at the time such Non-U.S. Lender becomes an Alternative Noteholder a Form W-8 (Certificate of Foreign Status of the U.S. Department of Treasury) (or any successor or related form adopted by the U.S. taxing authorities), together with an annual certificate stating that (i) such Alternative Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code) and (ii) such Alternative Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower if at any time such Alternative Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such certification to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purposes).

            (f) An Alternative Note and the Obligation(s)  evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Alternative Note and the Obligation(s) evidenced thereby on the Register (and each Alternative Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Alternative Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the
Alternative Note(s) evidencing such Obligation(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Alternative Noteholder thereof, and thereupon one or more new Alternative Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s). No assignment of an Alternative Note and the Obligation(s) evidenced thereby shall be effective unless it has been recorded in the Register as provided in this Section 11.6(f).

            (g) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in Section 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders (including Alternative Noteholders) and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (h) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

            (i) Subject to Section 11.15, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the Transferee agreeing in writing to be bound by the provisions of Section 11.15, any and all financial information in such Lender's possession concerning the Borrower and the Subsidiaries which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries prior to becoming a party to this Agreement.

            (j) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

            11.7 Adjustments; Set-off. (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

            (b) In addition to any rights and  remedies of the Lenders  provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount, to the extent permitted by applicable law, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any  branch  or  agency  thereof  to or for the  credit  or the  account  of the
Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that, to the extent permitted by applicable law, the failure to give such notice shall not affect the validity of such set-off and application.

            11.8 Counterparts; When Effective. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement shall become effective when the Administrative Agent has received counterparts hereof executed by the Borrower, the Administrative Agent and each Lender (such date herein referred to as the "Effective Date").

            11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

            11.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES.

            11.12 SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH PARTY HERETO, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 11.2 OR SCHEDULE 1.1, AS APPLICABLE, OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 11.2; AND

            (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            (b) THE BORROWER AND EACH SUBSIDIARY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

            11.13 Acknowledgements. The Borrower and each Subsidiary hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

            (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower or any Subsidiary, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, the Subsidiaries and the Lenders.

            11.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE SUBSIDIARIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            11.15 Confidentiality. Each Lender agrees to keep confidential all non-public information provided to it by or on behalf of the Borrower or any of the Subsidiaries pursuant to this Agreement or any other Loan Document; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any Assignee or Participant who agrees in writing to this confidentiality provision,
(iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

            11.16 CONSEQUENTIAL DAMAGES. NO LENDER SHALL BE RESPONSIBLE OR LIABLE TO THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGES FOLLOW.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   MEDIA GENERAL, INC.



                                   By: /s/ Marshall N. Morton
                                       ________________________________
                                   Name: Marshall N. Morton
                                       ________________________________
                                   Title: Senior Vice President and CFO
                                         ______________________________




                                   NATIONSBANK OF TEXAS, N.A.,
                                   as the Administrative Agent and as a Lender




                                   By: /s/ Pamela S. Kurtzman
                                       ________________________________
                                   Name:  Pamela S. Kurtzman
                                          ______________________________
                                   Title: Vice-President
                                          _____________________________



                                   THE TORONTO-DOMINION BANK,
                                   as the Syndication Agent and as a Lender



                                   By: /s/ David G. Parker
                                      ________________________________
                                   Name: David G. Parker
                                         ______________________________
                                   Title: Mgr. Cr. Admin
                                         _____________________________

                                      FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA,
                                      as the Documentation Agent and as a Lender



                                      By:   /s/ Jim F. Redman
                                            ________________________________
                                      Name  Jim F. Redman
                                            ______________________________
                                      Title: Senior Vice President
                                            _____________________________


                                      THE BANK OF NOVA SCOTIA,
                                      as a Managing Agent and as a Lender



                                      By:  /s/ Vincent J. Fitzgerald, Jr.
                                          ________________________________
                                      Name: Vincent J. Fitzgerald, Jr.
                                            ______________________________
                                      Title: Authorized Signatory
                                             _____________________________


                                      BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY, as a Managing Agent and as a
                                      Lender



                                      By:  /s/ Augustine Okwu, Jr.
                                          ________________________________
                                      Name: Augustine Okwu, Jr.
                                            ______________________________
                                      Title: Vice President
                                             _____________________________


                                      CRESTAR  BANK, as a Managing Agent and
                                      as a Lender



                                      By:  /s/ Thomas C. Palmer
                                          ________________________________
                                      Name: Thomas C. Palmer
                                            ______________________________
                                      Title: Vice President
                                             _____________________________



                                      MORGAN GUARANTY TRUST COMPANY

                                    OF NEW YORK, as a Managing Agent and
                                    as a Lender



                                    By:  /s/ Donald H. Patrick
                                         ________________________________
                                    Name:  Donald H. Patrick
                                           ______________________________
                                    Title: Vice President
                                            _____________________________


                                    LTCB TRUST COMPANY, as a Managing
                                    Agent and as a Lender



                                    By: /s/ Satoru Otsubo
                                        ________________________________
                                    Name: Satoru Otsubo
                                          ______________________________
                                    Title: Executive Vice President
                                           _____________________________


                                    SUNTRUST BANK, ATLANTA, as a
                                    Managing Agent and as a Lender



                                    By:  /s/ F. McClellan Deaver, III
                                        ________________________________
                                    Name:  F. McClellan Deaver, III
                                          ______________________________
                                    Title: Group Vice President
                                           _____________________________



                                    By:  /s/ Jeffrey A. Howard
                                        ________________________________
                                    Name:  Jeffrey A. Howard
                                          ______________________________
                                    Title: Assistant Vice President
                                           _____________________________


                                    WACHOVIA BANK OF NORTH CAROLINA,
                                    N.A., as a Managing Agent and as a Lender



                                    By:  /s/ John Fox
                                        ________________________________
                                    Name:  John Fox
                                          ______________________________
                                    Title: Senior Vice President
                                           _____________________________

                                          THE SANWA BANK, LIMITED, ATLANTA
                                          AGENCY, as a Lender



                                          By:  /s/ William M. Plough
                                               ________________________________
                                          Name:  William M. Plough
                                                 ______________________________
                                          Title:    Vice President
                                                   _____________________________


                                          BANK OF AMERICA ILLINOIS, as a Lender



                                          By:   /s/ Carl F. Salas
                                               ________________________________
                                          Name:  Carl F. Salas
                                                 ______________________________
                                          Title:   Vice President
                                                  _____________________________


                                          BANK OF NEW YORK, as a Lender



                                          By:   /s/ Edward F. Ryan Jr.
                                                ________________________________
                                          Name:   Edward F. Ryan, Jr.
                                                  ______________________________
                                          Title:   Senior Vice President
                                                   _____________________________


                                          THE DAI-ICHI KANGYO BANK, LTD.,
                                          as a Lender



                                          By:   /s/ Yusuke Yanagawa
                                                ________________________________
                                          Name:    Yusuke Yanagawa
                                                  ______________________________
                                          Title:   Assistant Vice President
                                                   _____________________________

                                          THE FIRST NATIONAL BANK OF
                                          MARYLAND, as a Lender



                                          By:  /s/ W. Blake Hampson
                                               ________________________________
                                          Name:  W. Blake Hampson
                                                 ______________________________
                                          Title:   Vice President
                                                  _____________________________


                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, as a Lender



                                          By:   /s/ Jeffrey Cole
                                               ________________________________
                                          Name:   Jeffrey Cole
                                                 ______________________________
                                          Title:  Senior Vice President
                                                  _____________________________


                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, as a Lender



                                          By:  /s/ Patricia Loret de Mola
                                               ________________________________
                                          Name:   Patricia Loret de Mola
                                                 ______________________________
                                          Title:  Senior Vice President
                                                 _____________________________


                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as a Lender



                                          By:  /s/ Steffen W. Crowther
                                               ________________________________
                                          Name:  Steffen W. Crowther
                                                 ______________________________
                                          Title:  Vice President
                                                  _____________________________

                                          ROYAL BANK OF CANADA,
                                          as a Lender



                                          By:  /s/ Edwardo Salazar
                                               ________________________________
                                          Name:  Edwardo Salazar
                                                ______________________________
                                          Title:  Senior Manager
                                                 _____________________________


                                          THE SAKURA BANK, LIMITED, as a Lender



                                          By:  /s/ Yasuhiro Terada
                                              ________________________________
                                          Name:  Yasuhiro Terada
                                                ______________________________
                                          Title:  Senior Vice President
                                                 _____________________________


                                          SIGNET BANK, as a Lender



                                          By:  /s/ William D. Garrison
                                              ________________________________
                                          Name:  William D. Garrison
                                                ______________________________
                                          Title:  Senior Vice President
                                                 _____________________________


                                          THE SUMITOMO BANK, LIMITED,
                                          as a Lender



                                          By:  /s/ John C. Kissinger
                                              ________________________________
                                          Name:  John C. Kissinger
                                                ______________________________
                                          Title:  Joint General Manager
                                                 _____________________________

                                          BANK OF MONTREAL, CHICAGO
                                          BRANCH, as a Lender



                                          By:  /s/ Rene Encarnacion
                                               ________________________________
                                          Name:  Rene Encarnacion
                                                 ______________________________
                                          Title:  Director
                                                  _____________________________


                                          BANQUE NATIONALE DE PARIS,
                                          as a Lender



                                          By:  /s/ Nuala Marley
                                              ________________________________
                                          Name:  Nuala Marley
                                                 ______________________________
                                          Title:   Vice President
                                                  _____________________________



                                          By:  /s/ Nancy Stengel
                                              ________________________________
                                          Name:  Nancy Stengel
                                                ______________________________
                                          Title:   Assistant Treasurer
                                                 _____________________________


                                          THE FUJI BANK, LIMITED, as a Lender



                                          By:   /s/ Teiji Teramoto
                                              ________________________________
                                          Name:  Teiji Teramoto
                                                ______________________________
                                          Title:   Vice President & Manager
                                                 _____________________________


                                          MELLON BANK, N.A., as a Lender



                                          By:   /s/ Nathan H. Kehm
                                              ________________________________
                                          Name:   Nathan H. Kehm
                                                 ______________________________
                                          Title:   Assistant Vice President
                                                  _____________________________

                                          UNION BANK OF SWITZERLAND,
                                          NEW YORK BRANCH, as a Lender



                                          By:   /s/ Stephen A. Cayer
                                                ________________________________
                                          Name:  Stephen A. Cayer
                                                 ______________________________
                                          Title:   Assistant Treasurer
                                                  _____________________________



                                          By:   /s/ Laurent J. Chaix
                                               ________________________________
                                          Name:    Laurent J. Chaix
                                                 ______________________________
                                          Title:   Vice President
                                                 _____________________________


                                          ABN AMRO BANK, N.V., NEW YORK
                                          BRANCH, as a Lender



                                          By:   /s/ James Dunleavy
                                              ________________________________
                                          Name:   James Dunleavy
                                                ______________________________
                                          Title:   Group Vice President
                                                 _____________________________




                                          By:   /s/ Mark Gronich
                                               ________________________________
                                          Name:  Mark Gronich
                                                 ______________________________
                                          Title:   Vice President
                                                  _____________________________


                                          THE ROYAL BANK OF SCOTLAND plc,
                                          as a Lender



                                          By:   /s/ Grant F. Stoddart
                                               ________________________________
                                          Name:  Grant F. Stoddart
                                                ______________________________
                                          Title: Senior Vice President & Manager
                                                 _____________________________

                                          CREDIT LYONNAIS ATLANTA AGENCY,
                                          as a Lender



                                          By:  /s/ David M. Cawrse
                                              ________________________________
                                          Name:  David M. Cawrse
                                                ______________________________
                                          Title:  Vice President
                                                 _____________________________



                                          THE YASUDA TRUST AND BANKING
                                          COMPANY, LIMITED, NEW YORK
                                          BRANCH, as a Lender



                                          By:  /s/ Makoto Tagawa
                                              ________________________________
                                          Name:  Makoto Tagawa
                                                ______________________________
                                          Title:  Deputy General Manager
                                                 _____________________________


                                          WESTDEUTSCHE LANDESBANK,
                                          as a Lender



                                          By:  /s/ Kheil McIntyre
                                              ________________________________
                                          Name:  Kheil McIntyre
                                                ______________________________
                                          Title:   Vice President
                                                  _____________________________


                                          FLEET BANK, N.A., as a Lender




                                          By:  /s/ Tanya Crossley
                                              ________________________________
                                          Name:   Tanya Crossley
                                                ______________________________
                                          Title:   Vice President
                                                 _____________________________



                  All schedules and exhibits have been omitted


                       FIRST AMENDMENT TO CREDIT AGREEMENT


            THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of the 12th day of February, 1997, among Media General, Inc. (the "Borrower"), NationsBank of Texas, N.A. ("NationsBank"), individually as a Lender and as the Administrative Agent and the other Lenders party hereto.

                                   WITNESSETH:

            A. On December 4, 1996, the Borrower, NationsBank, individually as a Lender and as the Administrative Agent, and the other Lenders party thereto (together with NationsBank, the "Lenders"), entered into that certain Credit Agreement (the "Credit Agreement") providing for a $1,200,000,000 credit facility.

            B. The Borrower has requested certain amendments to the Credit Agreement.

            C. The Lenders have agreed to make certain amendments to the Credit Agreement, subject to the Borrower's compliance with the representations, warranties, covenants and other terms and conditions set forth herein.

            NOW,  THEREFORE,   for  valuable  consideration,   the  receipt  and
sufficiency of which is hereby acknowledged, the parties hereto agree hereby as follows:

     1. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2. Section 3.1(a) of the Credit Agreement is hereby amended to insert the following phrase after the number "$30,000,000" in the seventh line thereof:

                  "plus the  outstanding  face  amount  of any  Letter of Credit issued hereunder for the account of Garden State Paper Company, Inc. for the benefit of First Trust New York, as trustee or any successor thereof, not to exceed $20,771,875"

     3. The Credit  Agreement  is amended  hereby to include the  following  new
Section 4.2(h):

                  "(h) If the  Borrower  or any  Subsidiary  shall  receive  net proceeds from any Disposition which are not reinvested in additional properties or assets (including a replacement or exchange as described in Section 1031 of the Code and any regulation related thereto) for the Borrower or the Subsidiary making such Disposition on or before the date which is 180 days after the effective date of such Disposition, then the Borrower shall, without notice or demand, immediately repay the Loans in an aggregate principal amount equal to 100% of such net proceeds not so reinvested, together with interest accrued to the date of such repayment and any amounts payable under Section 4.11."

     4. Section 8.5 of the Credit Agreement is hereby amended to delete subsection (ii) therefrom in its entirety and to insert in lieu thereof the following new subsection (ii):

                  "(ii) the net proceeds from such Disposition  shall be used to prepay the Loans pursuant to Section 4.2(h) (except for net proceeds from Dispositions of property made in the ordinary course of business of the Borrower or a Subsidiary), but the Total Commitment shall not be reduced,"

     5. The Credit Agreement is hereby amended as necessary to clarify throughout the same that wherever the Borrower is required to calculate and/or provide information to the Lenders for an "immediately preceding fiscal quarter or quarters" of the Borrower, such phrase shall mean an immediately preceding fiscal quarter or quarter(s) "for which financial statements have been or should have been prepared and/or delivered to the Lenders pursuant to Section 7.1 of the Credit Agreement".

     6. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower set forth herein, the Lenders hereby consent to the one-time issuance by The Toronto-Dominion Bank of that certain Irrevocable Letter of Credit No. 1397 issued on December 12, 1996, expiring on April 15, 1998, for the account of Garden State Paper Company, Inc., for the benefit of First Trust New York, as trustee, in the face amount of $20,771,875. Borrower further acknowledges and agrees that the foregoing consent shall not be deemed to constitute a consent by the Lenders to any other issuance of a Letter of Credit with an expiration date in excess of the limitations set forth in Section 3.1 of the Credit Agreement.

     7. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or general principles of equity, (b) both before and after giving effect to the transactions and modifications contemplated herein, there exists no Default or Event of Default under the Credit Agreement, (c) the representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct as of the date of this Amendment as though made on and as of such date, (d) the Borrower has complied with all agreements and conditions to be complied with by it on or before the date of this Amendment under the Credit Agreement, the other Loan Documents and this Amendment, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect.

     8. By their execution hereinbelow, the parties hereto agree that the Credit Agreement, as amended hereby, and the other Loan Documents and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of the Credit Agreement and other Loan Documents or as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or other Loan Documents. Without limiting the generality of the foregoing, the parties hereto agree that the consent set forth in Section 6 above shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a consent to the Borrower's noncompliance with respect to any other provision or condition of the Credit Agreement or any other Loan Documents or (ii) to prejudice any right or remedy that the Lenders may now or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

     9. The Borrower shall execute and deliver such further consents, acknowledgments, agreements, documents, instruments, and certificates, in form and substance satisfactory to Lenders, as Lenders may deem necessary or appropriate in connection with this Amendment.

     10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     11. THIS AMENDMENT SHALL BE GOVERNED BY, AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

     12. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS HEREIN EXPRESSLY MODIFIED, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.


    [Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

            IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.


                                   MEDIA GENERAL, INC.


                                        /s/ Marshall N. Morton
                                   By: _______________________________
                                             Marshall N. Morton
                                   Name: _____________________________
                                           Senior Vice President & CFO
                                   Title: ____________________________




                                   NATIONSBANK OF TEXAS, N.A.,
                                   as the Administrative Agent and as a Lender



                                        /s/ Pamela S. Kurtzman
                                   By: _______________________________
                                             Pamela S. Kurtzman
                                   Name: _____________________________
                                             Vice President
                                   Title: ____________________________



                                   THE TORONTO-DOMINION BANK,
                                   as the Syndication Agent and as a Lender


                                        /s/ David G. Parker
                                   By: _______________________________
                                            David G. Parker
                                   Name: _____________________________
                                            Mgr. Cr. Admin.
                                   Title: ____________________________

                                  FIRST UNION NATIONAL BANK OF
                                  NORTH CAROLINA,
                                  as the Documentation Agent and as a Lender


                                        /s/ Jim Redman
                                  By: _______________________________
                                             Jim Redman
                                  Name: _____________________________
                                             Senior Vice President
                                  Title: ____________________________


                                  THE BANK OF NOVA SCOTIA,
                                  as a Managing Agent and as a Lender


                                        /s/ Vincent J. Fitzgerald, Jr.
                                  By: _______________________________
                                           Vincent J. Fitzgerald, Jr.
                                  Name: _____________________________
                                             Authorized Signatory
                                  Title: ____________________________


                                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY, as a Managing Agent and as a
                                  Lender


                                            /s/ R. F. Kay
                                  By: _______________________________
                                                R. F. Kay
                                  Name: _____________________________
                                             Vice President
                                  Title: ____________________________


                                  CRESTAR  BANK, as a Managing Agent and
                                  as a Lender


                                             /s/ J. Eric Millham
                                  By: _______________________________
                                             J. Eric Millham
                                  Name: _____________________________
                                             Vice President
                                  Title: ____________________________

                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as a Managing Agent and
                                          as a Lender


                                                  /s/ Adam J. Silver
                                          By: _______________________________
                                                  Adam J. Silver
                                          Name: _____________________________
                                                   Associate
                                          Title: ____________________________


                                          LTCB TRUST COMPANY, as a Managing
                                          Agent and as a Lender


                                                  /s/ Satoru Otsubo
                                          By: _______________________________
                                                       Satoru Otsubo
                                          Name: _____________________________
                                                  Executive Vice President
                                          Title: ____________________________


                                          SUNTRUST BANK, ATLANTA, as a
                                          Managing Agent and as a Lender


                                                 /s/ F. McClellan Deaver, III
                                          By: _______________________________
                                                  F. McClellan Deaver, III
                                          Name: _____________________________
                                                     Group Vice President
                                          Title: ____________________________


                                                  /s/ Jeffrey A. Howard
                                          By: _______________________________
                                                       Jeffrey A. Howard
                                          Name: _____________________________
                                                  Assistant Vice President
                                          Title: ____________________________

                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.,
                                          as a Managing Agent and as a Lender


                                                  /s/ Kathryn E. Mentzer
                                          By: _______________________________
                                                  Kathryn E. Mentzer
                                          Name: _____________________________
                                                    Banking Officer
                                          Title: ____________________________



                                          THE SANWA BANK, LIMITED, ATLANTA
                                          AGENCY, as a Lender


                                                  /s/ William M. Plough
                                          By: _______________________________
                                                  William M. Plough
                                          Name: _____________________________
                                                       Vice President
                                          Title: ____________________________


                                          BANK OF AMERICA ILLINOIS, as a Lender


                                                  /s/ Carl F. Salas
                                          By: _______________________________
                                                       Carl F. Salas
                                          Name: _____________________________
                                                       Vice President
                                          Title: ____________________________


                                          BANK OF NEW YORK, as a Lender


                                                  /s/ Edward F. Ryan, Jr.
                                          By: _______________________________
                                                  Edward F. Ryan, Jr.
                                          Name: _____________________________
                                                  Senior Vice President
                                          Title: ____________________________

                                          THE DAI-ICHI KANGYO BANK, LTD.,
                                          as a Lender


                                                  /s/ Yusuke Yanagwa
                                          By: _______________________________
                                                   Yusuke Yanagwa
                                          Name: _____________________________
                                                  Assistant Vice President
                                          Title: ____________________________


                                          THE FIRST NATIONAL BANK OF
                                          MARYLAND, as a Lender


                                                  /s/ W. Blake Hampson
                                          By: _______________________________
                                                     W. Blake Hampson
                                          Name: _____________________________
                                                     Vice President
                                          Title: ____________________________


                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, as a Lender


                                                    /s/ Jeffrey Cole
                                          By: _______________________________
                                                       Jeffrey Cole
                                          Name: _____________________________
                                                   Senior Vice President
                                          Title: ____________________________


                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, as a Lender


                                                /s/ Patricia Loret de Mola
                                          By: _______________________________
                                                  Patricia Loret de Mola
                                          Name: _____________________________
                                                  Senior Vice President
                                          Title: ____________________________

                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as a Lender


                                                  /s/ Steffen W. Crother
                                          By: _______________________________
                                                  Steffen W. Crother
                                          Name: _____________________________
                                                     Vice President
                                          Title: ____________________________


                                          ROYAL BANK OF CANADA,
                                          as a Lender


                                                  /s/ John Page
                                          By: _______________________________
                                                  John Page
                                          Name: _____________________________
                                                  Senior Manager
                                          Title: ____________________________


                                          THE SAKURA BANK, LIMITED, as a Lender


                                                  /s/ Yoshikazu Nagura
                                          By: _______________________________
                                                    Yoshikazu Nagura
                                          Name: _____________________________
                                                    Vice President
                                          Title: ____________________________


                                          SIGNET BANK, as a Lender


                                                  /s/ William D. Garrison
                                          By: _______________________________
                                                       William D. Garrison
                                          Name: _____________________________
                                                  Senior Vice President
                                          Title: ____________________________

                                          THE SUMITOMO BANK, LIMITED,
                                          as a Lender


                                                  /s/ Suresh S. Tata
                                          By: _______________________________
                                                       Suresh S. Tata
                                          Name: _____________________________
                                                  Senior Vice President
                                          Title: ____________________________


                                          BANK OF MONTREAL, CHICAGO
                                          BRANCH, as a Lender


                                                  /s/ Rene Encarnacion
                                          By: _______________________________
                                                       Rene Encarnacion
                                          Name: _____________________________
                                                       Director
                                          Title: ____________________________


                                          BANQUE NATIONALE DE PARIS,
                                          as a Lender


                                                  /s/ Nuala Marley
                                          By: _______________________________
                                                  Nuala Marley
                                          Name: _____________________________
                                                  Vice President
                                          Title: ____________________________


                                                  /s/ Nancy Stengel
                                          By: _______________________________
                                                  Nancy Stengel
                                          Name: _____________________________
                                                  Assistant Treasurer
                                          Title: ____________________________


                                          THE FUJI BANK, LIMITED, as a Lender


                                                  /s/ Teiji Teramoto
                                          By: _______________________________
                                                  Teiji Teramoto
                                          Name: _____________________________
                                                  Vice President & Manager
                                          Title: ____________________________

                                          MELLON BANK, N.A., as a Lender


                                                  /s/ Nathan H. Kehm
                                          By: _______________________________
                                                  Nathan H. Kehm
                                          Name: _____________________________
                                                  Assistant Vice President
                                          Title: ____________________________


                                          UNION BANK OF SWITZERLAND,
                                          NEW YORK BRANCH, as a Lender


                                                  /s/ Stephen A. Cayer
                                          By: _______________________________
                                                  Stephen A. Cayer
                                          Name: _____________________________
                                                  Assistant Vice President
                                          Title: ____________________________


                                                  /s/ Leo L. Baltz
                                          By: _______________________________
                                                  Leo L. Baltz
                                          Name: _____________________________
                                                  Vice President
                                          Title: ____________________________


                                          ABN AMRO BANK, N.V., NEW YORK
                                          BRANCH, as a Lender


                                                  /s/ David B. Martens
                                          By: _______________________________
                                                  David B. Martens
                                          Name: _____________________________
                                                  Vice President
                                          Title: ____________________________



                                                  /s/ Mark S. Gronich
                                          By: _______________________________
                                                  Mark S. Gronich
                                          Name: _____________________________
                                                  Vice President
                                          Title: ____________________________

                                          THE ROYAL BANK OF SCOTLAND plc,
                                          as a Lender


                                                  /s/ Grant F. Stoddart
                                          By: _______________________________
                                                 Grant F. Stoddart
                                          Name: _____________________________
                                                 Senior Vice President & Manager
                                          Title: ____________________________



                                          CREDIT LYONNAIS ATLANTA AGENCY,
                                          as a Lender


                                                  /s/ Robert Ivosevich
                                          By: _______________________________
                                                  Robert Ivosevich
                                          Name: _____________________________
                                                  Senior Vice President
                                          Title: ____________________________



                                          THE YASUDA TRUST AND BANKING
                                          COMPANY, LIMITED, NEW YORK
                                          BRANCH, as a Lender


                                                  /s/ Morikazu Kimura
                                          By: _______________________________
                                                  Morikazu Kimura
                                          Name: _____________________________
                                                  Chief Representative
                                          Title: ____________________________


                                          WESTDEUTSCHE LANDESBANK,
                                          as a Lender


                                                  /s/ C. D. Rockey
                                          By: _______________________________
                                                  C. D. Rockey
                                          Name: _____________________________
                                                  Associate
                                          Title: ____________________________


                                                  /s/ Salvatore Battinelli
                                          By: _______________________________
                                                  Salvatore Battinelli
                                          Name: _____________________________
                                                  Vice President
                                          Title: ____________________________

                                          FLEET BANK, N.A., as a Lender



                                                  /s/ William Weiss
                                          By: _______________________________
                                                  William Weiss
                                          Name: _____________________________
                                                  Associate
                                          Title: ____________________________


                                          CORESTATES BANK, N.A.


                                                  /s/ Lynae S. Young
                                          By: _______________________________
                                                  Lynae S. Young
                                          Name: _____________________________
                                                  Assistant Vice President
                                          Title: ____________________________